                                                                    EXHIBIT 10.2

-----------------------------------------------------------------------------------------------------------------------------------
           AWARD/CONTRACT                     1. This Contract Is A Rated Order         Rating DOA 7        Page 1 Of 25
                                                 Under DPAS (15 CFR 700)
-----------------------------------------------------------------------------------------------------------------------------------
2. Contract (Proc. Inst. Ident) No.           3. Effective Date         4. Requisition/Purchase Request/Project No.

DAAB07-02-C-F608                                 February 22, 2002                                SEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
5. Issued By                                    Code  W15P7T            6. Administered By (If Other Than Item 5)   Code  SO513A
 COMMANDER US ARMY CECOM, ACQ CENTER                  ------             DCMC SANTA ANA                                   ------
 AMSEL-ACCA-RT-M                                                         34 CIVIC CENTER PLAZA
 CATHERINE DIMATTEO (732)427-1630                                        P O BOX C-12700
 FORT MONMOUTH, NJ  07703-5008                                           SANTA ANA, CA 92712-2700

e-mail address: CATHERINE-DIMATTEO@MAIL1.MONMOUTH.ARMY.MIL                          SCD C PAS NONE         ADP PT SC1002
-----------------------------------------------------------------------------------------------------------------------------------
7. Name And Address Of Contractor (No. Street, City, Country, State, And Zip Code)   8. Delivery
IRVINE SENSORS CORP                                                                  [ ] FOB Origin     [x] Other (See Below)
                                                                                     SEE SCHEDULE
3001 REDHILL AVE BLDG 3 SUITE 208                                                 -------------------------------------------------
COSTA MESA CA 92626-4529                                                           9. Discount For Promat Payment

                                                                                  -------------------------------------------------
                                                                                   10. Submit Invoices           Item
TYPE BUSINESS: Other Small Business Performing in U.S.                             (4 Copies Unless Other-
--------------------------------------------------------------------------------   wise Specified) To The           12
Code 54266                                Facility Code                            Address Shown In:
-----------------------------------------------------------------------------------------------------------------------------------
11. Ship To/Mark For              Code                           12. Payment Will Be Made By                Code    HQO339
                                      -------------------------  DFAS-COLOMBUS CENTER                            ------------------
SEE SCHEDULE                                                     WEST ENTITLEMENT OPERATIONS
                                                                 P.O. BOX 182381
                                                                 COLUMBUS. OH 43218-2391

-----------------------------------------------------------------------------------------------------------------------------------
13. Authority For Using Other Than Full And Open Competi-        14. Accounting And Appropriation Data
    tion:                                                        ACRN; AA 21 2204000002627525P665502255Y  S28043 W15GK8
[] 10 U.S.C. 2304(c)(  ) [] 41 U.S.C.253(c)(  )

-----------------------------------------------------------------------------------------------------------------------------------
  15A. Item No.       15B. Schedule Of Supplies/services         15C. Quantity       15D. Unit    15E. Unit Price    15F. Amount
-----------------------------------------------------------------------------------------------------------------------------------
  SEE SCHEDULE       CONTRACT TYPE;                                  KIND OF CONTRACT;
                       Firm-Fixed-Price                                Research and Development Contracts

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             15G. Total Amount Of Contract   $395,649.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                        16. Table Of Contents
-----------------------------------------------------------------------------------------------------------------------------------
(X) Section               Description               Page(s) (X) Section              Description                            Page(s)
-----------------------------------------------------------------------------------------------------------------------------------
                  Part I - The Schedule                         Part II - Contract Clauses
-----------------------------------------------------------------------------------------------------------------------------------
 X   A    Solicitation/Contract Form                  1      X    I    Contract Clauses                                      23
-----------------------------------------------------------------------------------------------------------------------------------
 X   B    Supplies or Services and Prices/Costs       3         Part III - List Of Documents, Exhibits, And Other Attachments
-----------------------------------------------------------------------------------------------------------------------------------
 X   C    Description/Specs./Work Statement           10     X    J    List of Attachments                                   25
-----------------------------------------------------------------------------------------------------------------------------------
 X   D    Packaging and Marking                       12        Part IV - Representations And Instructions
-----------------------------------------------------------------------------------------------------------------------------------
 X   E    Inspection and Acceptance                   13          K    Representations, Certifications, and
------------------------------------------------------------
 X   F    Deliveries or Performance                   14               Other Statements of Offerors
-----------------------------------------------------------------------------------------------------------------------------------
 X   G    Contract Administration Data                15          L    Instrs., Conds., and Notices to Offerors
-----------------------------------------------------------------------------------------------------------------------------------
 X   H    Special Contract Requirements               18          M    Evaluation Factors for Award
-----------------------------------------------------------------------------------------------------------------------------------
                                   Contracting Officer Will Complete Item 17 Or 18 As Applicable
-----------------------------------------------------------------------------------------------------------------------------------

17. [X]  Contractor's Negotiated Agreement (Contractor        18. [_] Award (Contractor is not required to sign this document.) Your
is required to sign this document and return 2 signed         offer on Solicitation Number _________________________ Including the
                                             --------         additions or changes made by you which additions or changes are set
copies to issuing office.) Contractor agrees to furnish       forth in full above, is hereby accepted as to items listed above and
and deliver all items or perform all the services set         on any continuation sheets. This award consummates the contract which
forth or otherwise identified above and on any                consists of the following documents: (a) the Government's solicitation
continuation sheets for the consideration stated herein.      and your offer, and (b) this award/contract. No further contractual
The rights and obligations of the parties to this             document is necessary.
contract shall be subject to and governed by the
following documents: (a) this award/contract, (b) the
solicitation, if any, and (c) such provisions,
representations, certifications, and specifications, as
are attached or incorporated by reference herein.
(Attachments are listed herein.)
-----------------------------------------------------------------------------------------------------------------------------------
19A. Name And Title Of Signer (Type Or Print)                 20A. Name Of Contracting Officer
                                                                   VIRGINIA KNIGHT
Robert G. Richards, CEO                                            KNIGHTV@MAIL1.MONMOUTH.ARMY.MIL (732)532-4348
-----------------------------------------------------------------------------------------------------------------------------------
19B. Name of Contractor                   19c Date Signed     20B. United States Of America                 20C. Date Signed

By /s/ Robert G. Richards                   02-21-02          By /s/ Virginia Knight
  ----------------------------------------                       ------------------------------------------  February 22, 2002
  (Signature of person authorized to sign)                        (Signature of Contracting Officer)
-----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                   25-186                                          Standard Form 26 (Rev. 4-85)
PREVIOUS EDITIONS UNUSABLE                      GPO : 1985 0 -- 478-632                   Prescribed By GSA FAR (4.8 CFR) 53.214(a)

-----------------------------------------------------------------------------------------------------------------------------------
           AWARD/CONTRACT                     1. This Contract Is A Rated Order         Rating DOA 7        Page 1 Of 25
                                                 Under DPAS (15 CFR 700)
-----------------------------------------------------------------------------------------------------------------------------------
2. Contract (Proc. Inst. Ident) No.           3. Effective Date         4. Requisition/Purchase Request/Project No.

DAAB07-02-C-P608                                                                                   SEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
5. Issued By                                    Code  W15P7T            6. Administered By (If Other Than Item 5)   Code  SO513A
COMMANDER  US ARMY CECOM, ACQ CENTER                  ------                                                               ------
AMSEL-ACCA-RT-M                                                         DCMC SANTA ANA
CATHERINE DIMATTEO (732)427-1630                                        34 CIVIC CENTER PLAZA
FORT MONMOUTH, NJ  07703-5008                                           P O BOX C-12700
                                                                        SANTA ANA, CA 92712-2700

e-mail address: CATHERINE-DIMATTEO@MAIL1.MONMOUTH.ARMY.MIL                          SCD C PAS NONE         ADP PT SC1002
-----------------------------------------------------------------------------------------------------------------------------------
7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code)  8. Delivery
IRVINE SENSORS CORP                                                                [ ] FOB Origin  :  [x] Other (See Below)
                                                                                                      SEE SCHEDULE
3001 REDHILL AVE BLDG 3 SUITE 208                                                 -------------------------------------------------
COSTA MESA CA 92626-4529                                                           9. Discount For Prompt Payment

                                                                                  -------------------------------------------------
                                                                                   10. Submit Invoices           Item
TYPE BUSINESS: Other Small Business Performing in U.S.                             (4 Copies Unless Other-
--------------------------------------------------------------------------------   wise Specified) To The
Code 54266                                Facility Code                            Address Shown In:                  12
-----------------------------------------------------------------------------------------------------------------------------------
11. Ship To/Mark For              Code                           12. Payment Will Be Made By                         Code   HQO339
                                      -------------------------     DFAS-COLOMBUS CENTER
SEE SCHEDULE                                                        WEST ENTITLEMENT OPERATIONS
                                                                    P.O. BOX 182381
                                                                    COLUMBUS. OH 43218-2391

-----------------------------------------------------------------------------------------------------------------------------------
13. Authority For Using Other Than Full And Open Competition:    14. Accounting And Appropriation Data
[ ] 10 U.S.C. 2304(c)(   ) [ ] 41 U.S.C.253(c)(   )                 ACRN; AA 21 2204000002627525P665502255Y  S28043 W15GK8

-----------------------------------------------------------------------------------------------------------------------------------
  15A. Item No.       15B. Schedule Of Supplies/Services         15C. Quantity       15D. Unit    15E. Unit Price    15F. Amount
-----------------------------------------------------------------------------------------------------------------------------------
  SEE SCHEDULE       CONTRACT TYPE:                                  KIND OF CONTRACT:
                       Firm-Fixed-Price                                Research and Development Contracts

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             15G. Total Amount Of Contract   $395,649,00
-----------------------------------------------------------------------------------------------------------------------------------
                                                        16. Table Of Contents
-----------------------------------------------------------------------------------------------------------------------------------
(X) Section               Description               Page(s) (X) Section              Description                            Page(s)
-----------------------------------------------------------------------------------------------------------------------------------
                  Part I - The Schedule                         Part II - Contract Clauses
-----------------------------------------------------------------------------------------------------------------------------------
 X   A     Solicitation/Contract Form                  1      X    I    Contract Clauses                                      23
-----------------------------------------------------------------------------------------------------------------------------------
 X   B     Supplies or Services and Prices/Costs       3        Part III - List Of Documents, Exhibits, And Other Attachments
-----------------------------------------------------------------------------------------------------------------------------------
 X   C     Description/Specs./Work Statement           10     X    J    List Of Attachments                                   25
-----------------------------------------------------------------------------------------------------------------------------------
 X   D     Packaging and Marking                       12       Part IV - Representations And Instructions
-----------------------------------------------------------------------------------------------------------------------------------
 X   E     Inspection and Acceptance                   13          K    Representations, Certifications, and
------------------------------------------------------------
 X   F     Deliveries or Performance                   14               Other Statements of Offerors
-----------------------------------------------------------------------------------------------------------------------------------
 X   G     Contract Administration Data                15          L    Instrs., Conds., and Notices to Offerors
-----------------------------------------------------------------------------------------------------------------------------------
 X   H     Special Contract Requirements               18          M    Evaluation Factors for Award
-----------------------------------------------------------------------------------------------------------------------------------
                                   Contracting Officer Will Complete Item 17 Or 18 As Applicable
-----------------------------------------------------------------------------------------------------------------------------------

  17. [X]  Contractor'S Negotiated Agreement (Contractor    18. [ ] Award (Contractor is not required to sign this document.) Your
is required to sign this document and return 2 signed       offer on Solicitation Number ___________________________ Including the
                                              --------      additions or changes made by you which additions or changes are set
copies to issuing office.) Contractor agrees to furnish     forth in full above, is hereby accepted as to items listed above and on
and deliver all items or perform all the services set       any continuation sheets. This award consummates the contract which
forth or otherwise identified above and on any              consists of the following documents: (a) the Government's solicitation
continuation sheets for the consideration stated herein.    and your offer, and (b) this award/contract. No further contractual
The rights and obligations of the parties to this contract  document is necessary.
shall be subject to and governed by the following
documents: (a) this award/contract, (b) the solicitation,
if any, and (c) such provisions, representations,
certifications, and specification, as are attached or
incorporated by reference herein. (Attachments are listed
herein.)
-----------------------------------------------------------------------------------------------------------------------------------
19A. Name And Title Of Singer (Type Or Print)                 20A. Name Of Contracting Officer
                                                              VIRGINIA KNIGHT
                                                              KNIGHTV@MAIL1.MONMOUTH.ARMY.MIL (732)532-4348
-----------------------------------------------------------------------------------------------------------------------------------
19B. Name of Contractor                   19c. Date Signed    20B. United States Of America                 20C. Date Signed

By __________________________________________                 By   ____________________________________
   (Signature of persons authorized to sign)                       (Signature of Contracting Officer)
-----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                   25-186                                          Standard Form 26 (Rev. 4-85)
PREVIOUS EDITIONS UNUSABLE                      GPO : 1985 0 -- 478-632                   Prescribed By GSA FAR (4.8 CFR) 53.214(a)

-------------------------------------------------------------------------------------------
                           Reference No. of Document Being Continued        Page 2 of 25
    CONTINUATION SHEET
                        PIIN/SIIN  DAAB07-02-C-P608               MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
-------------------------------------------------------------------------------------------

SECTION A - SUPPLEMENTAL INFORMATION

A    THIS IS A SBIR PHASE II FIRM FIXED PRICE - CONTRACT FOR THE "MICRO AIR
VEHICLE AND WEAPON SIGHT INFRARED (IR) CAMERA" UNDER TOPIC NO. A00-047.

B    THE PERIOD OF PERFORMANCE IS TWENTY-FOUR (24) MONTHS FROM THE DATE OF THE
CONTRACT AWARD.

C    THIS CONTRACT WILL BE FUNDED ON AN INCREMENTAL BASIS AS FOLLOWS:

     FUNDS ALLOCATED:        $395,649.00
     DEFERRED FUNDING:       $332.440.34
     TOTAL CONTRACT VALUE:   $728.089.34

D. FUNDING FOR ALL REQUIREMENTS COVERING THE FIRST YEAR OF INCREMENTAL FUNDING IS PROVIDED UNDER SLIN OOOlAA. THE AMOUNT OF $395.649.00 IS DIVIDED INTO SEVEN
(7) PHASE II MILESTONE PAYMENTS CONSISTING OF ONE PAYMENT OF $200,000.00, TWO PAYMENTS OF $32,608.16 EACH, AND FOUR (4) PAYMENTS OF $32,608.17 EACH. THESE PAYMENTS ARE AUTHORIZED PER THE MONTHLY DELIVERY SCHEDULES 001 THROUGH 007 DELINEATED IN SLIN OOOlAA.

E. ALL MILESTONE PAYMENTS UNDER SLIN OOOlAA CORRELATE ALTERNATELY WITH THE BI-MONTHLY STATUS REPORTS UNDER SLIN 0002AA AND THE BI-MONTHLY SCIENTIFIC AND TECHNICAL REPORTS UNDER SLIN 0003AA, IN ACCORDANCE WITH THE CONTRACT DATA REQUIREMENTS LISTS (CDRL) DD FORM 1423. SEE SECTION J, EXHIBITS A AND C.

G. THE CONTRACTOR SHALL DELIVER THE FOLLOWING ITEMS IN ACCORDANCE WITH THE CONTRACT DATA REQUIREMENTS LIST (CDRL) DD FORM 1423, DATA ITEM DESCRIPTION (DID) DD FORM 1664, AND THE STATEMENT OF WORK (SOW). SEE SECTION J, EXHIBITS A - L FOR INSTRUCTIONS.

     1) BI-MONTHLY STATUS REPORTS - ODD NUMBERED MONTHS
     2) BI-MONTHLY SCIENTIFIC AND TECHNICAL REPORTS - EVEN NUMBERED MONTHS
     3) ANNUAL SCIENTIFIC AND TECHNICAL REPORT
     4) FINAL SCIENTIFIC AND TECHNICAL REPORT
     5) UFPA TEST REPORT
     6) IF CAMERA TEST REPORT
     7) TWO (2) IR CAMERAS, INCLUDING TWO (2) USER MANUALS AND TWO (2) BODY-WORN RF RECEIVERS

H. FINAL REPORTS SHALL BE FORWARDED VIA MATERIAL INSPECTION AND RECEIVING REPORT, DD FORM 250.

I. WHEN SCIENTIFIC AND TECHNICAL REPORTS CONTAIN POTENTIALLY PATENTABLE SUBJECT MATTER, MARK ONE COPY FOR REVIEW BY CECOM LEGAL OFFICE, PATENT LAW DIVISION, FT. MONMOUTH, NJ, ATTN: AMSEL-LG-L.

J. THE GOVERNMENT MAY CALL CONFERENCES/MEETINGS FROM TIME TO TIME, AS DEEMED NECESSARY, TO DISCUSS THE RESULTS OF THE WORK. THE LOCATION, DURATION AND NUMBER OF PARTICIPANTS SHALL BE DEFINED AFTER THE NEED FOR SUCH A CONFERENCE/MEETING IS DETERMINED.

K. THE CONTRACTOR SHALL PROVIDE TO THE CONTRACTING OFFICER AND HER REPRESENTATIVES, A LIST OF E-MAIL ADDRESSES FOR ALL ADMINISTRATIVE AND TECHNICAL PERSONNEL ASSIGNED TO THE CONTRACT IDENTIFYING THEIR FUNCTION. THE LIST OF E-MAIL ADDRESSES SHALL BE INCLUDED, AND UPDATED AS REQUIRED IN THE QUARTERLY REPORTS.

L.   THE ADDRESS FOR THE DTIC (SF298) IS AS FOLLOWS:

     DEFENSE TECHNICAL INFORMATION CENTER
     9724 JOHN J. KINGMAN ROAD
     SUITE #0944
     ATTN: PAT MAWBY
     FORT BELVOIR, VA 22060-6218

M.   THE FOLLOWING PATENT CLAUSES ARE INCORPORATED INTO THE CONTRACT BY
REFERENCE:

FAR     52.227-06      "ROYALTY INFORMATION" (APR 1984)
DFAR   252.227-7017    "IDENTIFICATION AND ASSERTION OF USE, RELEASE OR DISCLOSURE RESTRICTIONS" (JUNE 1995
DFAR   252.227-7019    "VALIDATION OF ASSERTED RESTRICTIONS-COMPUTER SOFTWARE" (JUNE 1995)
DFAR   252.227-7028    "TECHNICAL DATA OR COMPUTER SOFTWARE PREVIOUSLY DELIVERED TO THE GOVERNMENT" (JUNE 1995)

                         *** END OF NARRATIVE A 001 ***

-------------------------------------------------------------------------------------------

                           Reference No. of Document Being Continued        Page 3 of 25
    CONTINUATION SHEET
                        PIIN/SIIN  DAAB07-02-C-P608          MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP

------------------------------------------------------------------------------------------------------------------------------
ITEM NO                    SUPPLIES/SERVICES                              QUANTITY   UNIT   UNIT PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------
             SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001          Supplies or Services and Prices/Costs
              -------------------------------------

OOOlAA        IRVINE SENSORS PHASE II SBIR                                    7       LO                          395,649.00
              ----------------------------                                                                $________________

              NOUN: MIRO AIR VEH & WEAP SIGHT CAM
              SECURITY CLASS: Unclassified
              PRON: lG2OOO2ACJ   PRON AMD: 01   ACRN: AA
              AMS CD: 665502M4055
               Micro Air Vehicle and Weapon Sight IR Camera -
                The contractor shall design, fabricate,
               test, and demonstrate a Micro Air Vehicle and
               weapon Sight Infrared camera that can be used
               as a sensor for a miniature unmanned aerial
               vehicle (UAV) that transmits imagery to the
               command and control site, and as a wireless
               sensor on a rifle/pistol to transmit imagery
               of targets to the warfighter's helmet
               display, in accordance with the Statement of
               Work, found at Section J, Attachment 001.

               The period of performance for this Phase II
               SBIR is twenty-four (24) months.

               This entire Phase II R&D effort is
               incrementally funded. The first year of
               incremental funding is for $395,649.00. The second year of deferred incremental funding will be in the amount of $332,440.34. The total contract value is $728,089.34.

               Funding for all requirements covering the first year of incremental funding is provided under SLIN OOOlAA. The amount of $395.649.00 is divided into seven (7) Phase II milestone payments consisting of one payment of $200,000.00, two payments of $32,608.16 each, and four (4) payments of $32,608.17 each.
               These payments are authorized per the monthly delivery schedules 001 through 007 delineated in SLIN OOOlAA.

               All milestone payments under SLIN OOOlAA correlate alternately with the Bi-Monthly
               Status Reports under SLIN 0002AA and the Bi-
               Monthly Scientific and Technical Reports under SLIN 0003AA, in accordance with the Contract Data Requirements Lists (CDRL) DD
               Form 1423. See Section J, Exhibits A and C.

                              (End of narrative BOOl)

               Inspection and Acceptance
               -------------------------
               INSPECTION: Destination     ACCEPTANCE: Destination

               Deliveries or Performance
               -------------------------
               DLVR SCH                          PERF COMPL

                REL CD           QUANTITY           DATE
               --------       -------------      ----------
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

                           Reference No. of Document Being Continued        Page 4 of 25
    CONTINUATION SHEET
                        PIIN/SIIN  DAAB07-02-C-P608          MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP

------------------------------------------------------------------------------------------------------------------------------
ITEM NO                    SUPPLIES/SERVICES                              QUANTITY   UNIT   UNIT PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                001              1            08-APR-2002

                           $      200,000.00

             DLVR SCH                         PERF COMPL
              REL CD         QUANTITY            DATE
             --------      ------------       -----------
                002             1             15-MAY-2002

                           $      32,608.16

             DLVR SCH                         PERF COMPL
              REL CD         QUANTITY            DATE
             --------      ------------       -----------
                003             1             15-JUN-2002

                           $      32,608.16

             DLVR SCH                         PERF COMPL
              REL CD         QUANTITY            DATE
             --------      ------------       -----------
                004             1             15-JUL-2002

                           $      32,608.17

             DLVR SCH                         PERF COMPL
              REL CD         QUANTITY            DATE
             --------      ------------       -----------
                005             1             15-AUG-2002

                           $      32,608.17

             DLVR SCH                         PERF COMPL
              REL CD         QUANTITY            DATE
             --------      ------------       -----------
                006             1             15-SEP-2002

                           $      32,608.17

             DLVR SCH                         PERF COMPL
              REL CD         QUANTITY            DATE
             --------      ------------       -----------
                007             1             15-OCT-2002

                           $      32,608.17

0002         Supplies or Services and Prices/Costs
             -------------------------------------

0002AA       PROGRESS, STATUS AND MANAGEMENT REPORTS                          1       LO                       ** NSP **
             ---------------------------------------                                                      $______________

             NOUN: BI-MONTHLY STATUS REPORTS
             SECURITY CLASS: Unclassified

              Bi-Monthly Progress, Status and Management
              Reports, to be submitted on odd numbered months in accordance with Contract Data
              Requirements List (CDRL) DD Form 1423,
              authority DI-MGMT-80227, see Section J,
              Exhibit A; Data Item Description (DID) DD
              Form 1664, see Section J, Exhibit B; and the
              Statement of Work (Sow).

                              (End of narrative B001)

              Inspection and Acceptance
              --------------------------
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

                           Reference No. of Document Being Continued        Page 5 of 25
    CONTINUATION SHEET
                        PIIN/SIIN  DAAB07-02-C-P608          MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP

------------------------------------------------------------------------------------------------------------------------------
ITEM NO                    SUPPLIES/SERVICES                              QUANTITY   UNIT   UNIT PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------
             INSPECTION: Destination     ACCEPTANCE: Destination

             Deliveries or Performance
             -------------------------
             DLVR SCH                         PERF COMPL
              REL CD         QUANTITY            DATE
             --------      ------------       -----------
                001             1             SEE DD FORM 1423

0003         Supplies or Services and Prices/Costs
             -------------------------------------

0003AA       SCIENTIFIC AND TECHNICAL REPORTS                                 1       LO        ** NSP **       ** NSP **
             --------------------------------                                                $___________ $_____________

             SECURITY CLASS: Unclassified

              Bi-Monthly Scientific and Technical Reports to be submitted on even-numbered months, in accordance with Contract Data Requirements
              List (CDRL) DD FORM 1423, authority DI-MISC-
              80711A. see Section J, Exhibit C; Data Item
              Description (DID) DD Form 1664, see Section
              J, Exhibit D; and the Statement of Work
              (SOW).

                              (End of narrative B001)

             Description/Specs./Work Statement
             ---------------------------------
             PROCUREMENT DOCUMENTATION TITLE:
              BI-MONTHLY REPORT

             Packaging and Marking
             ---------------------

             Inspection and Acceptance
             -------------------------
             INSPECTION: Destination     ACCEPTANCE: Destination

             Deliveries or Performance
             -------------------------
             DOC                   SUPPL
             REL CD   MILSTRIP     ADDR   SIG CD   MARK FOR   TP CD
             ------   --------     ----   ------   --------   -----
              001                                               3
             DEL REL CD       QUANTITY           DEL DATE
             ----------      ----------         ----------
              001                1              SEE DD FORM 1423

             FOB POINT: Destination

             SHIP To: PARCEL POST ADDRESS
                      -------------------

             (YOOOOO)   SHIPPING INSTRUCTIONS FOR CONSIGNEE
                        (SHIP TO) WILL BE FURNISHED PRIOR
                        TO THE SCHEDULED DELIVERY DATE FOR
                        ITEMS REQUIRED UNDER THIS
                        REQUISITION.

0004         Supplies or Services and Prices/Costs
             -------------------------------------

0004AA       SCIENTIFIC AND TECHNICAL REPORTS                                 1       LO        ** NSP **       ** NSP **
             --------------------------------                                                $___________   $___________

             NOUN: ANNUAL REPORT
             SECURITY CLASS: Unclassified
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

                           Reference No. of Document Being Continued        Page 6 of 25
    CONTINUATION SHEET
                         PIIN/SIIN  DAAB07-02-C-P608         MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP

------------------------------------------------------------------------------------------------------------------------------
ITEM NO                    SUPPLIES/SERVICES                              QUANTITY   UNIT   UNIT PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------
              Annual Scientific and Technical Report to be
              submitted 12 months ARO, in accordance with
              Contract Data Requirements List (CDRL) DD
              Form 1423, authority DI-MISC-8071lA, see
              Section J, Exhibit E; Data Item Description
              (DID) DD Form 1664, see Section J, Exhibit F;
              and the Statement of Work (SOW).

                              (End of narrative BOOl)

             Packaging and Marking
             ---------------------

             Inspection and Acceptance
             -------------------------
             INSPECTION: Destination     ACCEPTANCE: Destination

             Deliveries or Performance
             -------------------------
             Doc                   SUPPL
             REL CD   MILSTRIP     ADDR   SIG CD   MARK FOR   TP CD
             ------   --------     ----   ------   --------   -----
              001                                               3
             DEL REL CD       QUANTITY           DEL DATE
             --------      ------------       -----------
                001              1              SEE DD FORM 1423

             FOB POINT: Destination

             SHIP TO: PARCEL POST ADDRESS
                      -------------------
             (YOOOOO)   SHIPPING INSTRUCTIONS FOR CONSIGNEE
                        (SHIP TO) WILL BE FURNISHED PRIOR
                        To THE SCHEDULED DELIVERY DATE FOR
                        ITEMS REQUIRED UNDER THIS
                        REQUISITION.

0005         Supplies or Services and Prices/Costs
             -------------------------------------

OOO5AA       SCIENTIFIC AND TECHNICAL REPORTS                                 1       Lo        ** NSP **       ** NSP **
             --------------------------------                                                $___________   $___________

             NOUN: FINAL REPORT
             SECURITY CLASS: Unclassified

              Final Scientific and Technical Report to be submitted 24 months ARO, in accordance with Contract Data Requirements List (CDRL) DD
              Form 1423, authority DI-MISC-8071lA, see section J, Exhibit G; Data Item Description
              (DID) DD Form 1664, see Section J, Exhibit H;
              and the Statement of Work (SOW).

                              (End of narrative BOOl)

             Packaging and Marking
             ---------------------

             Inspection and Acceptance
             -------------------------
             INSPECTION: Destination     ACCEPTANCE: Destination

             Deliveries or Performance
             -------------------------
             DOC                   SUPPL
             REL CD   MILSTRIP     ADDR   SIG CD   MARK FOR   TP CD
             ------   --------     ----   ------   --------   -----
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

                           Reference No. of Document Being Continued        Page 7 of 25
    CONTINUATION SHEET
                        PIIN/SIIN  DAAB07-02-C-P608          MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP

------------------------------------------------------------------------------------------------------------------------------
ITEM NO                    SUPPLIES/SERVICES                              QUANTITY   UNIT   UNIT PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------
              001                                               3
             DEL REL CD       QUANTITY           DEL DATE
             ----------      ----------         ----------
                001              1              SEE DD FORM 1423

             FOB POINT: Destination

             SHIP TO: PARCEL POST ADDRESS
             ----------------------------
             (YOOOOO)   SHIPPING INSTRUCTIONS FOR CONSIGNEE
                        (SHIP TO) WILL BE FURNISHED PRIOR
                        TO THE SCHEDULED DELIVERY DATE FOR
                        ITEMS REQUIRED UNDER THIS
                        REQUISITION.

0006         Supplies or Services and Prices/Costs
             -------------------------------------

0006AA       SCIENTIFIC AND TECHNICAL REPORTS                                 1       Lo        ** NSP **       ** NSP **
             --------------------------------                                                $___________   $___________

             NOUN: UFPA TEST REPORT
             SECURITY CLASS: Unclassified

              Uncooled Focal Plane Array Test Report to be submitted 9 months ARO, in accordance with Contract Data Requirements List (CDRL) DD
              Form 1423, authority DI-MISC-8071lA, see
              Section J. Exhibit I; Data Item Description
              (DID) DD Form 1664, see Section J, Exhibit J;
              and the Statement of Work (SOW).

                              (End of narrative B001)

             Packaging and Marking
             ---------------------

             Inspection and Acceptance
             -------------------------
             INSPECTION: Destination     ACCEPTANCE: Destination

             Deliveries or Performance
             -------------------------
             Doc                   SUPPL
             REL CD   MILSTRIP     ADDR   SIG CD   MARK FOR   TP CD
             ------   --------     ----   ------   --------   -----
                001                                             3

             DEL REL CD       QUANTITY           DEL DATE
             ---------       ----------         ----------
                001              1              SEE DD FORM 1423

             FOB POINT: Destination

             SHIP TO: PARCEL POST ADDRESS
                      -------------------

             (YOOOOO)   SHIPPING INSTRUCTIONS FOR CONSIGNEE
                        (SHIP T0) WILL BE FURNISHED PRIOR
                        TO THE SCHEDULED DELIVERY DATE FOR
                        ITEMS REQUIRED UNDER THIS
                        REQUISITION.

0006AB       SCIENTIFIC AND TECHNICAL REPORTS                                 1       Lo        ** NSP **       ** NSP **
             --------------------------------                                                $___________   $___________

             NOUN: INFRARED CAMERA TEST REPORT
             SECURITY CLASS: Unclassified
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

                           Reference No. of Document Being Continued        Page 8 of 25
    CONTINUATION SHEET
                        PIIN/SIIN  DAAB07-02-C-P608          MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP

------------------------------------------------------------------------------------------------------------------------------
ITEM NO                    SUPPLIES/SERVICES                              QUANTITY   UNIT   UNIT PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------
             Infrared Camera Test Report to be submitted
             18 months ARO, in accordance with Contract
             Data Requirements List (CDRL) DD Form 1423,
             authority DI-MISC-80711A, see Section J,
             Exhibit K; Data Item Description (DID) DD
             Form 1664, see Section J, Exhibit L; and the
             Statement of Work (SOW).

                              (End of narrative BOO1)

             Packaging and Marking
             ---------------------

             Inspection and Acceptance
             -------------------------
             INSPECTION: Destination     ACCEPTANCE: Destination

             Deliveries or Performance
             -------------------------
             DOC                 SUPPL
             REL CD   MILSTRIP     ADDR   SIG CD   MARK FOR   TP CD
             ------   --------     -----  ------   --------   -----
                001                                             3
             DEL REL CD       QUANTITY           DEL DATE
             ---------       ----------         ----------
                001              1              SEE DD FORM 1423

             FOB POINT: Destination

             SHIP TO: PARCEL POST ADDRESS
                      -------------------
             (YOOOOO)   SHIPPING INSTRUCTIONS FOR CONSIGNEE
                        (SHIP TO) WILL BE FURNISHED PRIOR
                        TO THE SCHEDULED DELIVERY DATE FOR
                        ITEMS REQUIRED UNDER THIS
                        REQUISITION.

0OO6AC       HARDWARE DELIVERABLES                                            2       EA        ** NSP **       ** NSP **
             ---------------------                                                           $___________   $___________

             NOUN: INFRARED CAMERAS
             SECURITY CLASS: Unclassified
              Deliverables due 24 months ARO, in accordance with the Statement of Work. Section 3.0, entitled, "Requirements". The contractor shall also deliver with the IR Cameras:

              A) User Manuals for the two (2) cameras are to be included in this SLIN, in accordance with the Statement of Work (SOW), paragraph
              3.1. Draft submission sixty (60) days prior to delivery for government review and comment.

              B) Two (2) body-worn RF Receivers are
              included under this SLIN, in accordance with the Statement of Work (SOW), paragraph 3.10.

                              (End of narrative BOO1)

             Packaging and Marking
             ---------------------
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

                           Reference No. of Document Being Continued        Page 9 of 25
    CONTINUATION SHEET
                        PIIN/SIIN  DAAB07-02-C-P608          MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP

------------------------------------------------------------------------------------------------------------------------------
ITEM NO                    SUPPLIES/SERVICES                              QUANTITY   UNIT   UNIT PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------
             Inspection  and Acceptance
             --------------------------
             INSPECTION: Destination     ACCEPTANCE: Destination

             Deliveries or Performance
             --------------------------
             DOC                 SUPPL
             REL CD   MILSTRIP     ADDR   SIG CD   MARK FOR   TP CD
             ------   --------     -----  ------   --------   -----
                001                                             3
             DEL REL CD       QUANTITY           DEL DATE
             ---------       ----------         ----------
                001              2              DUE 24 MONTHS ARO

             FOB POINT: Destination

             SHIP TO: PARCEL POST ADDRESS
                      -------------------
             (YOOOOO)   SHIPPING INSTRUCTIONS FOR CONSIGNEE
                        (SHIP TO) WILL BE FURNISHED PRIOR
                        TO THE SCHEDULED DELIVERY DATE FOR
                        ITEMS REQUIRED UNDER THIS
                        REQUISITION.
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                          Reference No. of Document Being Continued        Page 10 of 25
    CONTINUATION SHEET
                        PIIN/SIIN DAAB07-02-C-P608            MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
-------------------------------------------------------------------------------------------

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

         Regulatory Cite                                Title                                          Date
         ---------------     ------------------------------------------------------------------    ------------

C-1      52.6900             ORDER OF PRECEDENCE, ISSUE OF SPECIFICATIONS (STATEMENT OF WORK)        JUN/1997

          1. The documents listed at Attachment 001 are directly cited within this solicitation/contract and are furnished at Section J. The equipment on contract will be produced in accordance with these documents.

          2. The issue(s) (i.e., number, revision, title and issuance date) of the documents cited at Attachment 001 govern over any other issue of the same document(s) cited elsewhere within this solicitation/contract. However, When applicable, modifications/exceptions to these documents apply as specified in the provision entitled 'Modifications/Exceptions to Listed Specifications and Drawings' in Section C. When necessary, copies of cancelled or superseded specifications and/or standards applicable to this solicitation/contract are furnished at Section J (also see provision entitled 'Cancelled Specification Reinstated' in Section C).

          3. When applicable, a list of the Contract Data Requirements Lists (CDRLs - DD Form 1423s) that apply to this contract is furnished at Exhibits A, B, C, and D. The contractor will prepare and deliver the data and information in accordance with the requirements, quantities and schedules set forth by these CDRLs. The issue of the Data Item Description listed in the Acquisition Management systems and Data Requirements Control List (AMSDL) (DOD 5010.12-L) dated 01 April 2001 applies unless stated explicitly elsewhere in this solicitation/contract. When necessary, copies of canceled or superseded Data Item Descriptions applicable to this solicitation/contract are furnished at Section J.

          4. The offeror/contractor is responsible for reviewing the entire solicitation/contract to identify all directly cited and subsequent referenced documents. Unless stated explicitly elsewhere in this solicitation/contract, the issue of these documents is that which appears in the hard copy edition of the Department of Defense Index of Specification and Standards (DoDISS). Immediately upon completion of this review, the offeror/contractor will notify the Procuring Contracting Officer (PCO) of any conflicts or misunderstandings between this provision and other contractual requirements.

          5. All directly cited or referenced documents not furnished with this solicitation may be obtained as follows:

                  a. Specifications, Standards and Data Item Descriptions listed in the DoDISS. Obtain these documents from:

                                     DODSSP
                                     Building 4/Section D
                                     700 Robbins Avenue
                                     Philadelphia, PA 19111-5094

                                     FAX: (215) 697-1462

                  Note that requests for specification MIL-E-1 must include reference to the tube type.

                  b. Commercial Specifications, Standards, and Standards and Descriptions. When applicable, obtain these documents directly from the publisher.

                  c. Standard Practice for Commercial Packaging
(ASTM D 3951-95). When applicable, obtain this document from:

                                     American Society for Testing and materials
                                     1916 Race Street
                                     Philadelphia, PA 19103

NOTE: You may also obtain Specification and Standard Information via the Defense Standardization Program Office Webpage, http://www.dodssp.daps.mil Free
                                        --------------------------
registration for a UserID and password are required prior to using ASSIST-Online. In most cases, you will be able to download cases from your standard browser. The ASSIST-Online Website is located at:
http://assist.daps.mil

          6. Notes for Solicitations Involving Government-Furnished Drawings. The drawings specified in this solicitation depict the physical and functional requirements for the complete item and parts thereof. They do not contain complete details of all intervening processes, from raw material to finished products, which are necessary to fabricate, control, test, adjust, assemble and inspect the equipment on order.

                  a. Drawing Review and Certification.

                       (1) The government has examined the Technical Data Package and believes that a11 drawings and related drawing lists needed to prepare a realistic bid/offer and construct the equipment are included therein.

-------------------------------------------------------------------------------------------
                          Reference No. of Document Being Continued        Page 11 of 25
    CONTINUATION SHEET
                        PIIN/SIIN DAAB07-02-C-P608            MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
-------------------------------------------------------------------------------------------

                       (2) The bidder/offeror/contractor shall utilize the documents (35 mm aperture card or digital computerized files) copies of the drawings supplied with this solicitation as a basis for preparing the bid/offer and constructing the equipment on order in the event of contract award. The bidder/offeror is responsible for assuring that these documents contain all drawings cited in Attachment -7-, excluding drawings for those items which will be government-furnished for incorporation into the equipment on order. Missing or illegible drawings must be reported to the PCO within 15 days after issuance of this solicitation.

                       (3) Concurrent with the submission of the bid/offer, the bidder/offeror will certify that the document set of drawings in the bidder's/offeror's possession is complete and legible. If not submitted, the successful bidder/offeror will be required to furnish such certification prior to award.

                       (4) Failure by the bidder/offeror to advise the government of any missing or illegible drawings, or to provide the certification described in paragraph 6.a.(3) above will not be considered an excusable cause for late deliveries or the submission of nonconforming supplies nor constitute grounds for a claim against the government subsequent to contract award.

                  b. Disposition of Drawings and Specifications.

          (1) Nonclassified drawings and specifications furnished with this solicitation/contract are not to be returned to the government. They may be retained by the offeror for future reference or disposed of in any manner at the discretion of the offeror.

          (2) Disposition of classified documents furnished with this solicitation/contract shall be in accordance with Chapter 5, Section 7, of the National Industrial Security Program Operating Manual (NISPOM), January 1995, DoD 5220.22-M.

       7. Discrepancies in Section B Item Descriptions. The bidder/offeror is responsible for notifying the PCO immediately in the event that:

       a. A line item in this solicitation does not identify the correct part number, drawing number, or specification, or

       b. The identification of such parts is inconsistent, or

       c. The line item refers to an obsolete part/model or a part/model which is no longer the latest baseline configuration for that time.

In such situations, the bidder/offeror will submit correcting information to the PCO for evaluation and action.

                       DEFINITION OF DAC/DAYS AFTER CONTRACT

          The abbreviation 'DAC' for days after contract as used on the Contract Data Requirements List, DD Form 1423, attached to this solicitation or contract, means days after (checked date applies):

          (N/A) effective date of contract.

          (X) date of contract award.

(End of clause)

-------------------------------------------------------------------------------------------
                          Reference No. of Document Being Continued        Page 12 of 25
    CONTINUATION SHEET
                        PIIN/SIIN DAAB07-02-C-P608            MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
-------------------------------------------------------------------------------------------

SECTION D - PACKAGING AND MARKING

         Regulatory Cite                                Title                                          Date
         ---------------     ------------------------------------------------------------------    ------------

D-1      52.7043             STANDARD PRACTICE FOR COMMERCIAL PACKAGING                              APR/1999

          Commercial packaging of drawings, test reports, software, and other data items shall be in accordance with ASTM D 3951-98. Hardware deliverables shall also be packaged in accordance with ASTM D 3951-98. All packages shall be marked in accordance with MIL-STD-129 (a waiver-free document). Bar Code Markings are required IAN ANSI/AIM-BCl, Uniform Symbology Specification Code 39 and MIL-STD-129. Intermediate packaging is required to facilitate handling and inventory control whenever the size of the unit package is 64 cubic inches or less. Unit packs requiring intermediate packing shall be packed in quantities governed by the following:

     a.           Maximum of 100 unit packs per intermediate container.
     b.           Maximum net load of 40 pounds.
     C. Maximum size of 1.5 cubic feet with at least two dimensions not exceeding 16 inches

Unless otherwise specified, shipments shall be unitized into a single load that can be handled as a unit throughout the distribution system. The supplier is responsible for performing package testing as specified in ASTM D 3951-98. The government reserves the right to perform any of the tests.

Copies of ASTM D 3951-98 are available from the:

                                     American Society for Testing and Materials
                                     100 Barr Harbor Drive
                                     West Conshohocken, PA 19248-2959.

-------------------------------------------------------------------------------------------
                          Reference No. of Document Being Continued        Page 13 of 25
    CONTINUATION SHEET
                        PIIN/SIIN DAAB07-02-C-P608            MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
-------------------------------------------------------------------------------------------

SECTION E - INSPECTION AND ACCEPTANCE

         Regulatory Cite                                Title                                          Date
         ---------------     ------------------------------------------------------------------    ------------
E-1      52.246-04           INSPECTION OF SERVICES - FIXED PRICE                                    AUG/1996
E-2      52.246-09           INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM)                     APR/1984
E-3      52.246-16           RESPONSIBILITY FOR SUPPLIES                                             APR/1984

-------------------------------------------------------------------------------------------
                          Reference No. of Document Being Continued        Page 14 of 25
    CONTINUATION SHEET
                        PIIN/SIIN DAAB07-02-C-P608            MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
-------------------------------------------------------------------------------------------

SECTION F - DELIVERIES OR PERFORMANCE

         Regulatory Cite                                Title                                          Date
         ---------------     ------------------------------------------------------------------    ------------
F-1      52.242-17           GOVERNMENT DELAY OF WORK                                                APR/1984
F-2      52.247-34           F.O.B. DESTINATION                                                      Nov/1991

-------------------------------------------------------------------------------------------
                          Reference No. of Document Being Continued        Page 15 of 25
    CONTINUATION SHEET
                        PIIN/SIIN DAAB07-02-C-P608            MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
-------------------------------------------------------------------------------------------

SECTION G - CONTRACT ADMINISTRATION DATA

                                                                                       JOB
LINE       PRON/                 OBLG                                                  ORDER      ACCOUNTING      OBLIGATED
ITEM       AMS CD          ACRN  STAT   ACCOUNTING CLASSIFICATION                      NUMBER     STATION         AMOUNT
-----      ------          ----  -----  -------------------------                      ------     -----------     ----------
000lAA     1G20002ACJ       AA    2     21   2204000002627525P665502255Y   S28043      2JF8MS     W15GK8    $     395,649.00
     665502M4055

                                                                                                             ---------------
                                                                                                  TOTAL     $     395,649.00

SERVICE                                                                           ACCOUNTING                      OBLIGATED
NAME        TOTAL BY ACRN          ACCOUNTING CLASSIFICATION                      STATION                         AMOUNT
-----       -------------          -------------------------                      ----------                      ----------
Army              AA               21   2204000002627525P665502255Y    S28043     W15GK8                    $     395,649.00
                                                                                                             ---------------

                                                                                  TOTAL                     $     395,649.00

         Regulatory Cite                                Title                                          Date
         ---------------     ------------------------------------------------------------------    ------------
G-1      252.204-7004        REQUIRED CENTRAL CONTRACTOR REGISTRATION (CCR)                          NOV/2001

     a) Definitions.

        As used in this clause--

          (1) Central Contractor Registration (CCR) database means the primary DoD repository for contractor information required for the conduct of business with DoD.

          (2) Data Universal Numbering System (DUNS) number means the 9-digit number assigned by Dun and Bradstreet Information Services to identify unique business entities.

          (3) Data Universal Numbering System +4 (DUNS+4) number means the DUNS number assigned by Dun and Bradstreet plus a 4-digit suffix that may be assigned by a parent (controlling) business concern. This 4-digit suffix may be assigned at the discretion of the parent business concern for such purposes as identifying subunits or affiliates of the parent business concern.

          (4) Registered in the CCR database means that all mandatory information, including the DUNS number or the DUNS+4 number, if applicable, and the corresponding Commercial and Government Entity (CAGE) code, is in the CCR database; the DUNS number and the CAGE code have been validated; and all edits have been successfully completed.

     (b) (1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee must be registered in the CCR database prior to award, during performance, and through final payment of any contract resulting from this solicitation, except for awards to foreign vendors for work to be performed outside the United States.

          (2) The offeror shall provide to its DUNS or, if applicable, its DUNS+4 number with its offer, which will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

          (3) Lack of registration in the CCR database will make an offeror ineligible for award.

          (4) DoD has established a goal of registering an applicant in the CCR database within 48 hours after receipt of a complete and accurate application via the Internet. However, registration of an applicant submitting an application through a method other than the Internet may take up to 30 days. Therefore, offerors that are not registered should consider applying for registration immediately upon receipt of this solicitation.

          (c) The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government's reliance on inaccurate or incomplete data. To remain registered in the CCR database after initial registration, the Contractor is required to confirm on an annual basis that its information in the CCR database is accurate and complete.
          (d) Offerors and contractors may obtain information and annual confirmation requirements by calling 1-888-227-2423, or via the Internet at:

                              http://www.ccr.gov

-------------------------------------------------------------------------------------------
                          Reference No. of Document Being Continued        Page 16 of 25
    CONTINUATION SHEET
                        PIIN/SIIN DAAB07-02-C-P608            MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
-------------------------------------------------------------------------------------------

                               (End of Clause)

G-2      52.7025             PLACE OF PERFORMANCE AND SHIPPING POINT                                 MAR/1999

1. The work called for herein will be performed by the contractor at the following location(s):

          Location of Final Manufacture: Costa Mesa, California
                                               (City, County, State)

          Packaging and Packing:  Costa Mesa, California
                                 -----------------------
                                       (City, County, State)

          Shipping Point (at or near): N/A
                                       (Street Address, City, State, Zip Code)

          Producing facilities: Irvine Sensors Corporation, 3001 Redhill Avenue, Building #4, Costa Mesa, CA 92626
                              (0wner.street Address, City, State, zip code)

          operator: Irvine Sensors Corporation
                      (operator, Street Address, City, State, zip code)

Contractor's office which will receive payment, supervise and administer the contract:

                Irvine Sensors Corporation, 3001 Redhill Avenue, Building #4, Costa Mesa, CA 92626
                      (street Address, City, State)

     2. Contractor's address on the face page of the contract will be considered as the location of any of the above elements which are not completed to indicate a different address.

     3. UNCLASSIFIED CONTRACTS. Unless the prior written approval of the
        ----------------------
Procuring Contracting Officer (PCO) is obtained, the contractor shall not change the specified place of manufacture, packaging and packing, shipping point and/or producing facilities. Additionally, if such a change is made, the Government shall have the right to deduct from the contract price any increased costs (shipping, administration, etc.) which the Government may incur as a result of the change as well as any savings (labor costs, etc.) that the Government may be entitled to under the Changes clause.

     4. CLASSIFIED CONTRACTS AND ANY CONTRACT THE PERFORMANCE OF WHICH WILL
        -------------------------------------------------------------------
REQUIRE ACCESS TO CLASSIFIED INFORMATION OR MATERIAL. Unless the written
----------------------------------------------------
approval of the Contracting Officer is obtained in advance, performance under this contract may not be carried on in any plant or factory other than that specified in paragraph 1 of this clause.

G-3      52.7050             ADMINISTRATIVE DATA/INSTRUCTIONS TO PAYING OFFICE                       MAR/1999

     Project Designation:  Phase I1 SBIR, Topic A00-047, "Micro Air Vehicle and
                          -----------------------------------------------------
Weapon Sight Infrared Camera".
------------------------------

     Initiating Activity: US ARMY CECOM, RDEC, NVESD_
     (ltem/Project Manager) Gwendolyn Newsome, Project Leader

     Controlled Item Report Requirements:N/A_

     Invoice Address: AMSEL-RD-NV-ST-IR

     INSTRUCTIONS TO PAYING OFFICE:

     a. The Purchasing Office representative is: Catherine DiMatteo, Contract Specialist

          Name: Catherine DiMatteo, Contract Specialist

          Organization Code: AMSEL-AC-CC-RT-J

          Telephone Area code and No.: (732)532-3320
                                       -------------

          DSN/Autovon No.: 992-3320

-------------------------------------------------------------------------------------------
                          Reference No. of Document Being Continued        Page 17 of 25
    CONTINUATION SHEET
                        PIIN/SIIN DAAB07-02-C-P608            MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
-------------------------------------------------------------------------------------------

     b. Payment will be made by the office designated in Block 12 of Standard Form 26, Block 25 of Standard Form 33, or Block 15 of DD Form 1155. In the case of cost reimbursement type contracts, vouchers should be submitted directly to the cognizant Defense Contract Audit Agency (DCAA). Upon request, the Administrative Contracting Officer (ACO) will furnish the address of the cognizant DCAA. For other type contracts, the invoice should be forwarded directly to the designated paying office.

     c. See FAR 52.232-33, Mandatory Information for Electronic Funds Transfer Payment. If payment is not available via electronic transfer then payment to the contractor shall be mailed to the following address (if other than the address shown on SF-26, SF-33 or DD Form 1155):

          Name:

          Address:
          (City, State,
          zip code)

          UNIT OF PURCHASE: Due to automation, when shipping or billing for the item(s) under this contract, the unit of purchase set forth in the Schedule, Section B, for each item must be used; e.g., if the quantity column indicates
                         ----
'144' for the item and the unit of purchase column indicates 'ea', the system will reject shipping and billing documents which indicate '1 gross'.

          NOTE TO PAYING OFFICE: To properly match disbursements with their corresponding receiving/acceptance document, the paying office shall ensure that the invoice/voucher is disbursed from only those accounting classification
                                      ----
reference numbers (ACRNs) and their corresponding subline item numbers (SLINs) indicated on the invoice/voucher, acceptance statement or receiving report.

G-4      52.7055             MANDATORY USE OF GOVERNMENT TO GOVERNMENT ELECTRONIC MAIL               JUN/1999

     (a) Unless exempted by the Procuring Contracting Officer in writing, communication after contract award between Government agencies shall be transmitted via electronic mail (e-mail).

     (b) The following examples include, but are not limited to, the types of communication that shall be transmitted via e-mail:

          Instructions to Contract Ordering Officer
          Instructions to Administrative Contracting officer*
          Instructions to other Defense Contract management Command personnel* Instructions to Defense Finance Administration Services
          Instructions to Defense Contract Audit Agency

     *Includes Government to Government data not covered by the Government's Defense Contract Management Contract ALERTS Program. Audits and audit requests shall be processed through the Monitoring and Analysis Branch, e-mail box AMSEL-AC-SP-D@mail1.monmouth.army.mil.
-------------------------------------

     (c) See Section H Clause 52.6110, Mandatory Use of Contractor to Government Electronic Mail, for further guidance.

NOTE: Upon receipt of the Contract, respective Government agencies using e-mail shall provide the Procuring Contracting Officer with their e-mail address, name, title, office symbol, contract number, telephone and fax numbers to the e-mail address set forth in Section H, 52.6110.

                               (End of clause)

-------------------------------------------------------------------------------------------
                          Reference No. of Document Being Continued        Page 18 of 25
    CONTINUATION SHEET
                        PIIN/SIIN DAAB07-02-C-P608            MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
-------------------------------------------------------------------------------------------

SECTION H - SPECIAL CONTRACT REQUIREMENTS

         Regulatory Cite                                Title                                          Date
         ---------------     ------------------------------------------------------------------    ------------
H-1      252.204-7003        CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT                            APR/1992

H-2      52.6110             MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC MAIL               JUN/l999

(a) Unless exempted by the Contracting Officer in writing, communications after contract award shall be transmitted via electronic mail (e-mail). This shall include all communication between the Government and the contractor except Contract Awards, Contract Modifications, Proposals, Procurement Sensitive Information, Classified Information and Proprietary Information. Return receipt will be used if a commercial application is available. CECOM will announce commercial applications for these items when they are available. At that time the above items will also be sent via e-mail.

     (b) The format for all communication shall be compatible with the following: Microsoft Office 95 or higher.

     (c) Files larger than 1/2 megabytes must use alternate means of transmission such as Zip Compression/Inflation (Winzip), File Transfer Protocol, WinFax or any Fax Modem. (Note: This includes both the text message and the attachment.) If an attachment is in binary format, the number of bytes for the attachment increases by 33%. Large items can be put on disk and mailed with the Contracting Officer's approval.

     (d) A copy of all communications, with the exception of technical reports, sha11 be provided to the contract specialist.

     (e) The following examples include, but are not limited to, the types of communication that shall be transmitted via e-mail:

          Routine Letters
          Requests for Proposals under the contract
          Price Issues (except contractor pricing data)
          Contract Data Requirements List Submittals
          Contract Data Requirements List Comments
          Approvals/Disapprovals by the Government
          Technical Evaluations of Contract Items
          Clarifications
          Configuration Control
          Drawings (not to exceed 1/2 megabyte)
          Revised Shipping Instructions
          Change Order Directions

     (f) In order to be contractually binding, all Government communications must be sent from the Contracting Officer's e-mail address and contain the /s/ symbol above the Contracting Officer's signature block. The contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address.

     (g) The Government reserves the right to upgrade to more advanced commercial applications at any time during the life of the contract.

     (h) Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract. If known, the contractor shall also furnish the e-mail addresses of the Administrative Contracting Officer, DFAS and DCAA cognizant personnel. Upon receipt of the contract, all recipients are required to forward their e-mail address, name, title, office symbol, contract number, telephone number and fax number to the Contracting Officer's e-mail address listed below:

     (i) The Contracting Officer's e-mail address is: Virginia.Knight@mail1. monmouth.army.mil
         The Contract Specialist's e-mail address is Catherine.DiMatteo@mail1. monmouth.army.mil

                               (End of clause)

H-3      52.6115             MATERIAL INSPECTION AND RECEIVING REPORTS (DD FORM 250) DFARS     APR/1999
                             APPENDIX P

(a) Addresses required for special distribution in accordance with Table 2 and additional distribution requirements not covered by DOD FARS Appendix F, Tables 1 and 2 are as follows:

-------------------------------------------------------------------------------------------
                          Reference No. of Document Being Continued        Page 19 of 25
    CONTINUATION SHEET
                        PIIN/SIIN DAAB07-02-C-P608            MOD/AMD
-------------------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
-------------------------------------------------------------------------------------------

          ADDRESS                             No. OF COPIES
          -------                             -------------
          Commander,                             1
          US Army CECOM, AMSEL-RD-NV-ST-IR
          ATTN:Gwendolyn W. Newsome
          Fort Belvoir, VA 22060-5806

          Commander,                             1
          US Army CECOM, AMSEL-AC-CC-RT-J
          ATTN: Catherine DiMatteo
          Fort Monmouth, NJ 07703-5000

     (b) These special distribution instructions shall be included in any subcontract hereunder where the items produced by the subcontractor are to be shipped directly to the Government.

PROCEDURAL NOTE: In accordance with FAR 32.905(f), all invoice payments shall be supported by a receiving report or any other Government documentation authorizing payment to include, but not limited to the following:

     (1) Contract number or other authorization for supplies delivered or services performed.

     (2) Description of supplies delivered or services performed.

     (3) Quantities of supplies received and accepted or services performed, if applicable.

     (4) Date supplies delivered or services performed.

     (5) Date supplies or services were accepted by the designated Government official.

     (6) Signature, or when permitted by agency regulations, electronic equivalent, printed name, title, mailing address, and telephone number of the designated Government official responsible for acceptance or approval functions.

The Department of Defense Activity Address Code (DODAAC) may be used in lieu of the mailing address. E-mail addresses, if possible, shall be added to facilitate communication and the Contractor's Tax Identification Number (TIN) should also be included on the respective invoices for tracking purposes.

DFAS (Payment Office) WILL RETURN TO SENDER ANY RECEIVING REPORTS (INCLUDING DD
-------------------------------------------------------------------------------
FORM 250) WHICH DO NOT CONTAIN THE REQUIRED INFORMATION.
-------------------------------------------------------

H-4      252.232-7007        LIMITATION OF GOVERNMENT'S OBLIGATION                                   AUG/1993

     (a) Contract line item 000lAA is incrementally funded. For these item(s), the sum of $395,649.00 of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (i) of this clause.
     (b) For item(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor will not be obligated to continue work for those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled "Termination for Convenience of the Government." AS used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit, and estimated termination settlement costs for those item(s).
     (c) Notwithstanding the dates specified in the allotment schedule in paragraph (i) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor's best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (i) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for a subsequent period as may be specified in the allotment schedule in paragraph (i) of this clause or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer

--------------------------------------------------------------------------------
                     Reference No. of Document Being Continued Page 20 of 25 CONTINUATION SHEET
                     PIIN/SIIN DAAB07-02-C-P608          MOD/AMD
--------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
--------------------------------------------------------------------------------

will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled "Termination for Convenience of the Government."
     (d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraphs (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.
     (e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "Disputes."
     (f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.
     (g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "Default." "The provisions of this clause are limited to the work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. The clause no longer applies once the contract is fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraph (d) or (e) of this clause.
     (h) Nothing in this clause affects the right of the Government to terminate this contract pursuant to the clause of this contract entitled "Termination for convenience of the Government."
     (i) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

           Funds Allocated on execution of Contract:    $395,649.00
           Deferred Funding:                            $332,440.34
           Total Contract Value:                        $728,089.34

The period of performance for this Phase II SBIR is twenty-four (24) months.

This entire Phase II R&D effort is incrementally funded. The first year of incremental funding is for $395,649.00. The second year of deferred incremental funding will be in the amount of $332,440.34. The total contract value is $728,089.34. The second year of deferred incremental funding will also be delineated in 12 monthly milestone payments when the funding becomes available.

Funding for all requirements covering the first year of incremental funding is provided under SLIN OOOlAA. The amount of $395,649.00 is divided into seven (7) Phase II milestone payments consisting of one (1) payment of $200,000.00, two
(2) payments of $32,608.16 each, and four (4) payments of $32,608.17 each. These payments are authorized per the monthly delivery schedules 001 through 007 delineated in SLIN 001AA.

All milestone payments under SLIN OOOlAA correlate alternately with the Bi-Monthly Status Reports under SLIN 0002AA and the Bi-Monthly Scientific and Technical Reports under SLIN 0003AA, in accordance with Contract Data Requirements Lists (CDRL) DD Form 1423. See Section J, Exhibits A and C.

  H - 5     252.235-7011     FINAL SCIENTIFIC OR TECHNICAL REPORT       SEP/1999
     The Contractor shall submit two copies of the approved scientific or technical report delivered under this contract to the Defense Technical Information Center (DTIC), Attn: DTIC-OC, 8725 John J. Kingman Road, Suite 0944, Fort Belvoir, Virginia, VA 22060- 6218. The Contractor shall include a completed Standard Form 298, Report Documentation Page, with each copy of the report. For submission of reports in other than paper copy, contact the Defense Technical Information Center, Attn: DTIC-OC, 8725 John J. Kingman Road, Suite 0944, Fort Belvoir, Virginia, VA 22060-6218

  H - 6     52.7520          RELEASE OF INFORMATION MATERIAL TO THE    SEP/1997
                             PUBLIC BY PUBLICATION OR OTHER MEANS OF
                             DISSEMINATION AND MARKING OF TECHNICAL
                             REPORTS POTENTIALLY DISCLOSING INVENTIONS
Scientific and technical information received in performance of, or generated by industry in performance of, an Army Contract will not be released to the public if it discloses classified or unclassified military applications, if the disclosure will be adverse to the national interest or will contain subject matter requiring review by the Department of Defense prior to release. In addition, release of information material which would generate national public interest is to be announced at the seat of Government and not by private industry. To preclude unauthorized release, information material which the contractor intends to publish or release to the public by other means will be forwarded to the Contracting Officer for approval prior to release. The following listing indicates the number of copies to be submitted for review and the time frame required by the Government to provide approval for release. The request for release shall indicate the date by which approval is required:

--------------------------------------------------------------------------------
                     Reference No. of Document Being Continued Page 21 of 25 CONTINUATION SHEET
                     PIIN/SIIN DAAB07-02-C-P608          MOD/AMD
--------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
--------------------------------------------------------------------------------

            Material to be                                                     Number of       Days Required By
            Reviewed/Approved                                                    Copies          Government to
            -----------------                                                 -----------------------------------
Approve
-------
            Written materials and still photographs (properly captioned).           1                 20

            Scientific and Technical Papers and Presentations (each copy            3                 30
            will include appropriate copies of all viewgraph, photographs, charts, graphs and similar material properly captioned).

            Technical information which might pertain to potential 'subject         3                 30
            inventions', the 'Patent Rights' requirement in Section H.

            Fact Sheets, Pamphlets and Brochures (each copy will include            3                 30
            full text, layout and all illustrative material).

            Contractor Advertisements (each copy will include text and              1                 20
            layout, including artwork and photographs as proposed for final publication).

            Exhibits-Design/Layout with test of copy to appear on display           3                 30
            material and all artwork and photographs proposed for
            exhibition.

            Motion Picture Productions will have a series of reviews conducted as follows:

            (1) Preliminary written story/concept                                   3                 30

            (2) Final shooting script, including scene description/narration        3                 25

            (3) Rough cut film minus sound track before final editing; copy of final draft narration or final print with final narration.

            Tv NEWS FILM
            ------------

            One B-wind master for eventual release and file and two prints                            30
            for review and return to originator.

     (Material will be reviewed and normally approved at CECOM. Some documentation/material involving presentation outside the U.S.A. or material involving tri-service coordination will require US Army Materiel Command, Department of Army or Department of Defense approval. Fifteen (15) days additional time will be needed for approval of speeches and 40 days additional time will be needed for approval of manuscripts and other material, if approval is required above CECOM level.)

     Notification of approval to release may be received in writing or verbally. If received verbally, it will be confirmed in writing by the Contracting Officer. The contractor shall provide the name and telephone number of the person to be notified verbally.

MARKING OF TECHNICAL REPORTS POTENTIALLY DISCLOSING INVENTIONS

Any report of either an interim nature or any final report not intended for public distribution which contains potentially patentable subject matter, shall have the following legend prominently displayed on its cover:

              Notwithstanding any other legends marked hereon, this
               document contains information which may disclose a
           patentable invention in which the Government has a right,
          title or interest. Further distribution of this document to any non-governmental agency is prohibited without the

--------------------------------------------------------------------------------
                     Reference No. of Document Being Continued Page 22 of 25 CONTINUATION SHEET
                     PIIN/SIIN DAAB07-02-C-P608          MOD/AMD
--------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
--------------------------------------------------------------------------------
      written approval of US Army CECOM, Fort Monmouth, NJ(see 35 USC 205).

--------------------------------------------------------------------------------
                     Reference No. of Document Being Continued Page 23 of 25 CONTINUATION SHEET
                     PIIN/SIIN DAAB07-02-C-P608          MOD/AMD
--------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
--------------------------------------------------------------------------------

SECTION I - CONTRACT CLAUSES

          Regulatory Cite                                       Title                                           Date
          ---------------    ---------------------------------------------------------------------------    -------------
I-1       52.202-1           DEFINITIONS                                                                      DEC/2001
I-2       52.203-3           GRATUITIES                                                                       APR/1984
I-3       52.203-5           CONVENANT AGAINST CONTINGENT FEES                                                APR/1984
I-4       52.203-6           RESTRICTIONS ON SUBCONTRACTOR SALES To THE GOVERNMENT                            JUL/1995
I-5       52.203-6           RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT(JUL 1995) AND              JUL/1995
                             ALTERNATE I (0CT 1995)
I-6       52.203-7           ANTI-KICKBACK(PROCEDURES                                                        JUL/1995
I-7       52.203-8           CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR                   JAN/1997
                             IMPROPER ACTIVITY
I-8       52.203-10          PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY                         JAN/1997
I-9       52.203-12          LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS                 JUN/1997
I-10      52.204-4           PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER                                  AUG/2000
1-11      52.209-6           PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH                    JUL/1995
                             CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT
I-12      52.211-15          DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS                                     SEP/1990
I-13      52.215-8           ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT                                     OCT/l997
1-14      52.215-10          PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA                               OCT/l997
I-15      52.222-20          WALSH-HEALEY PUBLIC CONTRACTS ACT                                                DEC/1996
I-16      52.222-35          EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE                 DEC/2001
                             VIETNAM ERA & OTHER ELIGIBLE VETERANS
I-17      52.222-36          AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITES                                  JUN/1998
I-18      52.222-37          EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE                 DEC/2001
                             VIETNAM ERA AND OTHER ELIGIBLE VETERANS
I-19      52.223-02          CLEAN AIR AND WATER                                                              APR/1984
I-20      52.223-6           DRUG-FREE WORKPLACE                                                              MAR/2OOl
I-21      52.225-10          NOTICE OF BUY AMERICAN ACT/BALANCE OF PAYMENTS PROGRAM REQUIREMENT--             FEB/2000
                             CONSTRUCTION MATERIALS
I-22      52.225-13          RESTRICTIONS ON CERTAIN FOREIGN PURCHASES                                        JUL/2000
I-23      52.227-1           AUTHORIZATION AND CONSENT (JUL 1995) AND ALTERNATE I (APR 1984)                  JUL/1995
I-24      52.227-2           NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT                AUG/1996
1-25      52.227-09          REFUND OF ROYALTIES                                                              APR/1984
I-26      52.227-11          PATENT RIGHTS - RETENTION BY THE CONTRACTOR (SHORT FORM)                         JUN/1997
I-27      52.229-3           FEDERAL STATE, AND LOCAL TAXES                                                   JAN/1991
I-28      52.229-05          TAXES - CONTRCTS   PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO                  APR/1984
1-29      52.232-02          PAYMENTS UNDER   FIXED-PRICE RESEARCH AND DEVELOPMENT CONTRACTS                  APR/1984
I-30      52.232-17          INTEREST                                                                         JUN/1996
I-31      52.232-23 ALT      ASSIGNMENT OF CLAIMS (JAN 1986) AND ALTERNATE I (APR 1984)                       JAN/1986
          I
I-32      52.232-25          PROMPT PAYMENT                                                                   MAY/2001
1-33      52.232-33          PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR                        MAY/1999
                             REGISTRATION
I-34      52.233-1           DISPUTES                                                                         DEC/1998
I-35      52.242-13          BANKRUPTCY                                                                       JUL/1995
I-36      52.243-01          CHANGES - FIXED PRICE                                                            AUG/1987
I-37      52.244-5           COMPETITION IN SUBCONTRACTING                                                    DEC/1996
1-38      52.249-02          TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)                      SEP/I996
1-39      52.249-09          DEFAULT (FIXED-PRICE RESEARCH AND DEVELOPMENT)                                   APR/1984
I-40      252.203-7001       PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-             MAR/1999
                             RELATED FELONIES
I-41      252.205-7000       PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS                        DEC/1991
I-42      252.209-7000       ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER             NOV/1995
                             THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY
I-43      252.225-7009       DUTY-FREE ENTRY--QUALIFYING COUNTRY SUPPLIES (END   PRODUCTS AND                 AUG/2000
                             COMPONENTS)
I-44      252.225-7012       PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES                                      AUG/2000
I-45      252.225-7031       SECONDARY ARAB   BOYCOTT OF ISRAEL                                               JUN/1992
i-46      252.227-7016       RIGHTS IN BID OR PROPOSAL INFORMATION                                            JUN/1995
I-47      252.227-7018       RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE--SMALL              JUN/1995
                             BUSINESS INNOVATIVE RESEARCH (SBIR) PROGRAM
I-48      252.227-7027       DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE                         APR/1988
1-49      252.227-7030       TECHNICAL DATA--WITHHOLDING OF PAYMENT                                           MAR/2000
I-50      252.227-7036       DECLARATION OF TECHNICAL DATA CONFORMITY                                         JAN/1997

--------------------------------------------------------------------------------
                     Reference No. of Document Being Continued Page 24 of 25 CONTINUATION SHEET
                     PIIN/SIIN DAAB07-02-C-P608          MOD/AMD
--------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
--------------------------------------------------------------------------------

          Regulatory Cite                                       Title                                           Date
          ---------------    ---------------------------------------------------------------------------    -------------
I-51      252.227-7037       VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA                             SEP/1999
I-52      252.243-7001       PRICING OF CONTRACT MODIFICATIONS                                                DEC/1991
I-53      252.246-7000       MATERIAL INSPECTION AND RECEIVING REPORT                                         DEC/1991

I-54      52.244-6           SUBCONTRACTS FOR COMMERCIAL ITBMS                                                DEC/2001

     (a) Definitions.

            "Commercial item," as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

            "Subcontract," as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

     (b) To the maximum extent practicable, the Contractor shal1 incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental item as components of items to be supplied under this contract.

     (c) (1) The Contractor shall insert the following clauses in subcontracts for commercial item :

         (i) 52.219-08, Utilization of Small Business Concerns (Oct 2000)(15 U.S.C. 637(d)(2)(3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceed $500,000.00 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier Subcontracts that offer subcontracting opportunities.

         (ii) 52.222-26, Equal Opportunity (E.O.11246);

         (iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C.4212 (a));

         (iv) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C.793); and

         (v) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (46 U.S.C.1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

         (2) While not required, the Contractor may flow down to the subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

     (d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

                                (End of Clause)

I - 55     52.252-02      CLAUSES INCORPORATED BY REFERENCE             FEB/1998
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given In full text. Upon request, the Contracting Officer will make their full text available.

--------------------------------------------------------------------------------
                     Reference No. of Document Being Continued Page 25 of 25 CONTINUATION SHEET
                     PIIN/SIIN DAAB07-02-C-P608          MOD/AMD
--------------------------------------------------------------------------------
Name of Offeror or Contractor: IRVINE SENSORS CORP
--------------------------------------------------------------------------------

SECTION J - LIST OF ATTACHMENTS

    List of                                                                                               Number
    Addenda                       Title                                                        Date      of Pages     Transmitted By
----------------     ----------------------------------------------------------------------  ---------  -----------  ---------------
Exhibit A            CDRL DD FORM 1423 DI-MGMT-80227-MONTHLY REPORT
Exhibit B            DATA ITEM DESCRIPTION (DID) DD FORM 1664
Exhibit C            CDRL DD FORM 1423 DI-MISC-80711A BI-MONTHLY REPORT
Exhibit D            DATA ITEM DESCRIPTION (DID) DD FORM 1664
Exhibit E            CDRL DD FORM 1423 DI - MISC - 80711A ANNUAL REPORT
Exhibit F            DATA ITEM DESCRIPTION (DID) DD FORM 1664
Exhibit G            CDRL DD FORM 1423 DI - MIS - 80711A - FINAL REPORT
Exhibit H            DATA ITEM DESCRIPTION (DID) DD FORM  1664
Exhibit I            CDRL DD FROM 1423 DI-MISC-8071lA - UFPA REPORT
Exhibit J            DATA ITEM DESCRIPTION (DID) DD FORM 1664
Exhibit K            CDRL DD FORM 1423 DI-MISC-8071lA - IR - CAMERA REPORT
Exhibit L            DATA ITEM DESCRIPTION (DID) DD FORM 1664
Attachment 001       STATEMENT OF WORK (SOW)

===================================================================================================================================
            CONTRACT DATA REQUIREMENTS LIST                                                      Original Form Approved
                     (1 Data Item)                                                               OMB No. 0704-0188
-----------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget. Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.
-----------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.                   B. EXHIBIT                  C. CATEGORY:
      0002AA                                      A                        TNP     TM      OTHER    MGMT
-----------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.                             F. CONTRACTOR
     PHASE II SBIR                             TBD                                            Irvine Sensors Report
-----------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.               2 TITLE OF DATA ITEM                                           3. SUBTITLE
     A001                      Progress, Status and Management Report                            Bi-Monthly Report
-----------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)    5. CONTRACT REFERENCE                         6. REQUIRING OFFICE
     DI-MGMT -80227                                  SOW                                          AMSEL-RD-NV-ST-IR
-----------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ          9. DIST STATEMENT         10. FREQUENCY        12. DATE OF FIRST       14.            DISTRIBUTION
                          REQUIRED                                    SUBMISSION             --------------------------------------
      LT                                            bi-monthly           45 DAC                                       b. COPIES
---------------------                            --------------------------------------------                    ------------------
8. APP CODE                                      11. AS OF DATE       13. DATE OF SUBSEQUENT
                           D                                             SUBMISSION           a. ADDRESSEE       Draft    Final
                                                                                                                        -----------
       N/A                                           N/A                    N/A                                         Reg   Repro
-----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS:                                                                                   AMSEL-RD-NV-ST-IR   0      1      0
Documentation is to be prepared in contractor format.
Submit reports on odd-numbered months
First report due NLT 45 days after contract award.

Subsequent reports are due NLT 15 days after the month being reported.

BLOCK 9: Distribution Statement D - Distribution authorized to the
Department of Defense and DoD contractors only. Reason: TO
protect technical operational data or information. Other requests shall be referred to AMSEL-RD-NG-ST-IR.
                                                                                             --------------------------------------
                                                                                              15. TOTAL            0      1      0
-----------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                  H. DATE                     I. APPROVED BY                                          J. DATE
/s/GWENDOLYN NEWSOME                                       /s/SHIRLEY J MATTHEWS                                    8/20/01
GWENDOLYN NEWSOME               20 Aug 2001                SHIRLEY J MATTHEWS
Project Ldr, ST-IR, NVESD                                  Acquisition Advisor, NVESD
===================================================================================================================================

Based upon DD Form 1423-1, 1 Jun 90
                                               FRAB Validated:      N/A
                                                              ------------------

                                    Exhibit B
--------------------------------------------------------------------------------
                   DATA ITEM DESCRIPTION                Form Approved
                                                        OMB No.0704-0188
                                                        Exp. Date : Jun 30, 1986
--------------------------------------------------------------------------------
1. Title                                     2. IDENTIFICATION NUMBER
     Contractor's Progress, Status and
     Management Report
                                                  DI-MGMT-80227
--------------------------------------------------------------------------------
3. DESCRIPTION/PURPOSE
     3.1 The Contractor's Progress, Status and Management Report Indicates the progress of work and the status of the program and of the assigned tasks, reports costs, and informs of existing or potential problem areas.

--------------------------------------------------------------------------------
4. APPROVAL DATE   5. OFFICE OF PRIMARY    6a. DTIC REQUIRED 6b. GIDEP REQUIRED
   (YYMMDD)           RESPONSIBILITY (OPR)
   860905,              N/SPAWAR
--------------------------------------------------------------------------------
7. APPLICATION/INTERRELATIONSHIP

     7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement for this data included in the contract.
     7.2 This DID may be applied in any contract and during any program phase.
     7.3 This DID supersedes DI-A-2090A, DI-A-3025A, UDI-A-22O5OB, UDI-A-22052A,
         UDI-A-23960, DI-A-30024, and DI-A-30606.    (cont. on page 2)

--------------------------------------------------------------------------------
8. APPROVAL LIMITATION           9a. APPLICABLE FORMS        9b. AMSC NUMBER

                                                                   N3947
--------------------------------------------------------------------------------
10. PREPARATION INSTRUCTIONS

  10.1 Contract - This data item is generated by the contract which contains a
       --------
       specific and discrete work task to develop this data product.
  10.2 Format - This report shall be typewritten on standard size (e.g. 8 1/2"
       ------
       by 11") white paper, and securely stapled. Pages shall be sequentially numbered. All attachments shall be identified and referenced in the text of the report. The report shall be prepared in the contractor's format and shall be legible and suitable for reproduction.
  10.3 Content - The report shall include:
       -------
       a. A front cover sheet which includes the contractor's name and address, the contract number, the nomenclature of the system or program, the date of the report, the period covered by the report, the title of the report, either the serial number of the report or the Contract Data Requirements List (CDRL) sequence number, the security classification, and the name of the issuing Government activity;
       b. Description of the progress made against milestones during the reporting period;
       c.  Results, positive or negative, obtained related to previously-
           identified problem areas, with conclusions and recommendations;
       d.  Any significant changes to the contractor's organization or method of operation, to the project management network, or to the milestone chart;
       e. Problem areas affecting technical or scheduling elements, with background and any recommendations for solutions beyond the scope of the contract;
       f. Problem areas effecting cost elements, with background and any recommendations for solutions beyond the scope of the Contract;
       g. Cost curves showing actual and projected conditions throughout the contract;
       h. Any cost incurred for the reporting period and total contractual expenditures as of reporting date;
       i. Person-hours expended for the reporting period and cumulatively for the contract;
       j.  Any trips and significant results;      (cont. on page 2)
--------------------------------------------------------------------------------
DD Form 1664, FEB 85    Previous edition is **** PAGE    1    OF    2    PAGES
                                                      -------    -------

                                  DI-MGMT- 80227

7.4 Paragraphs 10.3.f, 10.3.g, and 10.3.h herein should be tailored on DD Form 1423 when such cost data is already submitted through a sophisticated cost reporting system under the contract.
--------------------------------------------------------------------------------
10.   PREPARATION INSTRUCTIONS (Cont'd)

      k. Record of all significant telephone calls and any commitments made by telephone;
      1. Summary of Engineering Change Proposal (ECP) status, including identification of proposed ECPs, approved ECPs, and implemented ECPs;
      m.  Contract schedule status;
      n.  Plans for activities during the following reporting period;
      o.  Name and telephone number of preparer of the report;
      p. Appendixes for any necessary tables, references, photographs, illustrations, and charts.

Pages 2 of 2 Pages
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       CONTRACT DATA REQUIREMENTS LIST                                                         Original Form Approved
              (1 Data Item)                                                                    OMB No. 0704-0188
-----------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestion for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate Information
Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington. VA. 22202-4302, and to the Office of the Management
and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.
-----------------------------------------------------------------------------------------------------------------------------------

A. CONTRACT LINE ITEM NO.               B. EXHIBIT             C. CATEGORY:

          0003AA                            c      C           TDP    TM   OTHER MISC
-----------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                    E. CONTRACT/PR NO.        F. CONTRACTOR

          PHASE II SBIR                           TBD                       Irvine Sensors Corp.
-----------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.      2. TITLE OF DATA ITEM                                 3. SUBTITLE

    A002              Scientific and Technical Report                       Bi-Monthly Report
-----------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)      5. CONTRACT REFERENCE         6. REQUIRING OFFICE

           DI-MISC-80711A                                           SOW                 AMSEL-RD-NV-ST-IR
-----------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ    9. DIST STATEMENT    10. FREQUENCY    12. DATE OF FIRST         14.         DISTRIBUTION
                 REQUIRED                             SUBMISSION               ----------------------------------------------------

      DD                                                   SEE BLK 16                                         b. COPIES
----------------                    -------------------------------------------                     -------------------------------
8. APP CODE                          11. AS OF DATE   13. DATE OF SUBSEQUENT
                     D                                SUBMISSION                a. ADDRESSEE           Draft       Final

       A                                     N/A           SEE BLK 16                                          Reg     Reprort
-----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS:                                                                    AMSEL-RD-NV-ST-IR       1       1        0
Documentation is to be prepared in contractor format.

  Submit reports on even numbered months.
Draft report due via letter of transmitta1 NLT 45 days prior to the end of the technical effort. Government requires 2l days for review and comment.

BLOCK 9: Distribution Statement D-Distribution authorized to the
Department of Defense and DoD contractors only. Reason: To protect technical/operationa1 data or information. Other requests shall be referred to AMSEL-RD-NV-ST-IR.

                                                                                15. TOTAL               1       1        0
-----------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                      H. DATE        I. APPROVED BY                                      J. DATE
/s/ GWENDOLYN NEWSOME
GWENDOLYN NEWSOME                                  /s/ SHIRLEY J. MATTHEWS                              8/20/01
Project Ldr, ST-IR, NVESD           20Aug 01       SHIRLEY J. MATTHEWS
                                                   Acquisition Advisor, NVESD
-----------------------------------------------------------------------------------------------------------------------------------
Based upon DD Form 1423-1,1 Jun 90
                                        FRAB Validated:       N/A
                                                       ---------------

                                    Exhibit D

-----------------------------------------------------------------------------------------------------------------------------------
                              DATA ITEM DESCRIPTION                           Form Approved
                                                                            OMB No. 0704-0188
-----------------------------------------------------------------------------------------------------------------------------------
The Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestion for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate
for Information Operations and Reports (0704-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington VA 22202-4302. Respondents
should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. PLEASE DO NOT RETURN YOUR FORM TO THE
ABOVE ADDRESS.
-----------------------------------------------------------------------------------------------------------------------------------
1. TITLE                                                                2. IDENTIFICATION NUMBER

Scientific and Technical Reports                                        DI-MISC-80711A
-----------------------------------------------------------------------------------------------------------------------------------
3. DESCRIPTION/PURPOSE
3.1 Scientific and Technical Reports document and disseminate the precise nature and results of analytical studies, research, development, test and evaluation (RDT&E) on an assigned task(s) to the analytical, scientific, technical and management community. Scientific and Technical Reports, may be definitive for the subject presented, exploratory in nature, or an evaluation of critical subsystem or of technical problems.

-----------------------------------------------------------------------------------------------------------------------------------
4. APPROVAL DATE            5. OFFICE OF PRIMARY RESPONSIBILITY (OPR)   6a. DTIC APPLICABLE   6b. GIDEP APPLICABLE
   (YYYYMMDD)

        20000121                                 L/DD                               X
-----------------------------------------------------------------------------------------------------------------------------------
7. APPLICATION/lNTERRELATIONSHIP
7.1 This DID contains the format requirements and preparation instructions for the information product generated by the specific and discrete task requirement as delineated in the contract.
7.2 This DID is applicable to the elements, organization and design of technical publications.
7.3 This DID supersedes UDI-S-23272C, DI-S-4057, DI-S-3591A, and DI-MISC-8O711.
7.4 Defense Technical Information Center (DTIC), 8725 John J. Kingman Rd., Ste. 0944, Ft. Belvoir, VA 22060-6218

-----------------------------------------------------------------------------------------------------------------------------------
8. APPROVAL LIMITATION                             9a. APPLICABLE FORMS                      9b. AMSC NUMBER

                                                   SF 298                                            L7382
-----------------------------------------------------------------------------------------------------------------------------------
10. PREPARATION INSTRUCTIONS
10.1 Reference document. The applicable issue of the documents cited herein, including their approval dates and dates of any
     ------------------
applicable amendments, notices, and revisions, shall be as specified in the contract.
10.2 Document format shall be in accordance with ANSI/NIS0 Z39.18 Scientific and Technical Reports - Elements, Organization, and
Design.
10.3 Document content shall be clearly written, describe accomplishments and other facts adequately with no technical errors, and be acceptable for release. If marked unclassified, unlimited, they should be accompanied by a letter certifying that the documents have been cleared for public release and sale, to include foreign nationals.

-----------------------------------------------------------------------------------------------------------------------------------
11. DISTRIBUTION STATEMENT.
Distribution Statement A: Approved for public release; distribution is unlimited.

-----------------------------------------------------------------------------------------------------------------------------------
DD FORM 1664, AUG 96 (EG)            PREVIOUS EDITION MAY BE USED.                  Page 1 of 1 Pages

-----------------------------------------------------------------------------------------------------------------------------------
                        CONTRACT DATA REQUIREMENTS LIST                                            Original Form Approved
                                  (1 Data Item)                                                    OMB No. 0704-0188
-----------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.
-----------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.               B. EXHIBIT             C. CATEGORY:

          0004AA                            E                  TDP    TM   OTHER MISC
-----------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                    E. CONTRACT/PR NO.        F. CONTRACTOR

          PHASE II SBIR                           TBD                       Irvine Sensors Corp.
-----------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.      2 TITLE OF DATA ITEM                                  3. SUBTITLE

    A003              Scientific and Technical Report                       Annual Report
-----------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)      5. CONTRACT REFERENCE         6. REQUIRING OFFICE

           DI-MISC-80711A                                           SOW                 AMSEL-RD-NV-ST-IR
-----------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ    9. DIST STATEMENT    10. FREQUENCY    12. DATE OF FIRST         14.        DISTRIBUTION
                 REQUIRED                             SUBMISSION              -----------------------------------------------------
      DD                                   ONE/P           SEE BLK 16                                       b. COPIES
--------------                     -------------------------------------------                        -----------------------------
8. APP CODE                          11. AS OF DATE   13. DATE OF SUBSEQUENT
                     D                                SUBMISSION                a. ADDRESSEE           Draft         Final
                                                                                                             ----------------------
       A                                     N/A           SEE BLK 16                                          Reg     Repro
-----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS:                                                                    AMSEL-RD-NV-ST-IR        1       1        0
Documentation is to be prepared in contractor format.

Draft report due via letter of transmitta1 NLT 45 days prior to the end of the technical effort. Government requires 2l days for review and comment.

BLOCK 9: Distribution Statement D-Distribution authorized to the
Department of Defense and DoD contractors only. Reason: To protect technical/operationa1 data or information. Other requests shall be referred to AMSEL-RD-NV-ST-IR.

                                                                              -----------------------------------------------------
                                                                                15. TOTAL                1       1        0
-----------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                      H. DATE        I. APPROVED BY                                      J. DATE
/s/ GWENDOLYN NEWSOME
GWENDOLYN NEWSOME                                  /s/ SHIRLEY J. MATTHEWS
Project Ldr, ST-IR, NVESD           20Aug 01       SHIRLEY J. MATTHEWS                                  8/20/01
                                                   Acquisition Advisor, NVESD
-----------------------------------------------------------------------------------------------------------------------------------
Based upon DD Form 1423-1,1 Jun 90
                                        FRAB Validated:       N/A
                                                       ---------------

                                    Exhibit F

-----------------------------------------------------------------------------------------------------------------------------------
                              DATA ITEM DESCRIPTION                                                       Form Approved
                                                                                                        OMB No. 0704-0188
-----------------------------------------------------------------------------------------------------------------------------------
The Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate
for Information Operations and Reports, (0704-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington VA 22202-4302. Respondents
should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. PLEASE DO NOT RETURN YOUR FORM TO THE
ABOVE ADDRESS.
-----------------------------------------------------------------------------------------------------------------------------------
1. TITLE                                                                2. IDENTIFICATION NUMBER

Scientific and Technical Reports                                        DI-MISC-80711A
-----------------------------------------------------------------------------------------------------------------------------------
3. DESCRIPTION/PURPOSE
3.1 Scientific and Technical Reports document and disseminate the precise nature and results of analytical studies, research, development, test and evaluation (RDT&E) on an assigned task(s) to the analytical, scientific, technical and management community. Scientific and Technical Reports, may be definitive for the subject presented, exploratory in nature, or an evaluation of critical subsystem or of technical problems.

-----------------------------------------------------------------------------------------------------------------------------------
4. APPROVAL DATE            5. OFFICE OF PRIMARY RESPONSIBILITY (OPR)   6a. DTIC APPLICABLE   6b. GIDEP APPLICABLE
   (YYYYMMDD)

        20000121                                 L/DD                               X
-----------------------------------------------------------------------------------------------------------------------------------
7. APPLICATION/INTERRELATIONSHIP
7.1 This DID contains the format requirements and preparation instructions for the information product generated by the specific and discrete task requirement as delineated in the contract.
7.2 This DID is applicable to the elements, organization and design of technical publications.
7.3 This DID supersedes UDI-S-23272C, DI-S-4057, DI-S-3591A, and DI-MISC-8O711.
7.4 Defense Technical Information Center (DTIC), 8725 John J. Kingman Rd., Ste. 0944, Ft. Belvoir, VA 22060-6218

-----------------------------------------------------------------------------------------------------------------------------------
8. APPROVAL LIMITATION                             9a. APPLICABLE FORMS                      9b. AMSC NUMBER

                                                   SF 298                                            L7382
-----------------------------------------------------------------------------------------------------------------------------------
10. PREPARATION INSTRUCTIONS
10.1 Reference document. The applicable issue of the documents cited herein, including their approval dates and dates of any
     ------------------
applicable amendments, notices, and revisions, shall be as specified in the contract.
10.2 Document format shall be in accordance with ANSI/NIS0 Z39.18 Scientific and Technical Reports - Elements, Organization, and
Design.
10.3 Document content shall be clearly written, describe accomplishments and other facts adequately with no technical errors, and be acceptable for release. If marked unclassified, unlimited, they should be accompanied by a letter certifying that the documents have been cleared for public release and sale, to include foreign nationals.

-----------------------------------------------------------------------------------------------------------------------------------
11. DISTRIBUTION STATEMENT.
Distribution Statement A : Approved for public release; distribution is unlimited.

-----------------------------------------------------------------------------------------------------------------------------------
DD FORM 1664, AUG 96 (EG)            PREVIOUS EDITION MAY BE USED.                  Page 1 of 1 Pages

-----------------------------------------------------------------------------------------------------------------------------------
            CONTRACT DATA REQUIREMENTS LIST                                                      Original Form Approved
                     (1 Data Item)                                                               OMB No. 0704-0188
-----------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per responses, Including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA. 22202-1302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.
-----------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.                   B. EXHIBIT                  C. CATEGORY:
      0005AA                                    G                          TDP     TM        OTHER    MISC
-----------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.                             F. CONTRACTOR
     PHASE II SBIR                             TBD                                            Irvine Sensors Corp.
-----------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.               2 TITLE OF DATA ITEM                                           3. SUBTITLE
     A004                      Scientific and Technical Report                                Final Report
-----------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)    5. CONTRACT REFERENCE                         6. REQUIRING OFFICE
   DI-MISC-80711A                                             SOW                                    AMSEL-RD-NV-ST-IR
-----------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ          9. DIST STATEMENT         10. FREQUENCY        12. DATE OF FIRST       14. DISTRIBUTION
                       REQUIRED                                       SUBMISSION              -------------------------------------
     DD                                                ONE/P                  SEE BLK 16
---------------------                            ---------------------------------------------                       b. COPIES
8. APP CODE                D                     11. AS OF DATE       13. DATE OF SUBSEQUENT                     ------------------
                                                                      SUBMISSION              a. ADDRESSEE       Draft      Final
                                                        N/A                SEE BLK 16                                    ----------
       A                                                                                                                 Reg  Repro
-----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS:                                                                                   AMSEL-RD-NV-ST-IR   1      1      0
Documentation is to be prepared in contractor format.

Draft report due via letter of transmittal NLT 45 days prior to the                            DTIC-RSR            0      1      0
end of the technical effort. Government requires 21 days for review                            8725 JOHN KINGMAN
and comment.                                                                                   RD, SUITE 0944
                                                                                               FORT BELVOIR, VA
                                                                                               22060-6218
A copy of the final government-approved technical report shall be sent to DTIC-RSR:
Cjacobso@dtic.mil
-----------------

BLOCK 9: Distribution Statement D - Distribution authorized to the
Department of Defense and DoD contractors only. Reason: To
protect technical/operational data or information. Other requests shall be referred to AMSEL-RD-NV-STIR.
                                                                                               ------------------------------------
                                                                                               15. TOTAL           1      2      0
-----------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                                   H. DATE                     I, APPROVED BY                      J. DATE
/s/ GWENDOLYN NEWSOME
GWENDOLYN NEWSOME                                20 Aug 2001                 /s/ SHIRLEY J. MATTHEWS             8/20/01
Project Ldr, ST-IR, NVESD                                                    SHIRLEY J. MATTHEWS
                                                                             Acquisition Advisor, NVESD
-----------------------------------------------------------------------------------------------------------------------------------
Based upon DD Form 1423-1, 1 Jun 90
                                                   FRAB Validated:       N/A
                                                                   ---------------

                                                           Exhibit H
-----------------------------------------------------------------------------------------------------------------------------------
               DATA ITEM DESCRIPTION                                                                       Form Approved
                                                                                                         OMB No. 0704-0188
-----------------------------------------------------------------------------------------------------------------------------------
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden to Department of Defense, Washington Headquarters Services, Directorate
for Information Operations and Reports (0704-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents
should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. PLEASE DO NOT RETURN YOUR FORM TO THE
ABOVE ADDRESS.
-----------------------------------------------------------------------------------------------------------------------------------
1. TITLE                                                                                 2. IDENTIFICATION NUMBER

Scientific and Technical Reports                                                          DI-MISC-80711A
-----------------------------------------------------------------------------------------------------------------------------------
3. DESCRIPTION/PURPOSE
3.1 Scientific and Technical Reports document and disseminate and precise nature and results of analytical studies, research, development, test and evaluation (RDT&E) on an assigned task(s) to the analytical, scientific, technical and management community.
Scientific and Technical Reports, may be definitive for the subject presented, exploratory in nature, or an evaluation of critical subsystem or of technical problems.

-----------------------------------------------------------------------------------------------------------------------------------
4. APPROVAL DATE             5. OFFICE OF PRIMARY RESPONSIBILITY (OPR)            6a. DTIC APPLICABLE      6b. GIDEP APPLICABLE
   (YYYYMMDD)

       20000121                              L/DD                                          X
-----------------------------------------------------------------------------------------------------------------------------------
7. APPLICATION/INTERRELATIONSHIP
7.1 This DID contains the format requirements and preparation instructions for the information product generated by the specific and discrete task requirement as delineated in the contract.
7.2 This DID is applicable to the elements, organization and design of technical publications.
7.3 This DID supersedes UDI-S-23272C, DI-S-4057, DI-S-3591A, and DI-MISC-80711.
7.4 Defense Technical Information Center (DTIC), 8725 John J. Kingman Rd., Ste. 0944, Ft. Belvoir, VA 22060-6218

-----------------------------------------------------------------------------------------------------------------------------------
8. APPROVAL LIMITATION                                       9a. APPLICABLE FORMS                       9b. AMSC NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
                                                             SF 298                                              L7382
-----------------------------------------------------------------------------------------------------------------------------------
10. PREPARATION INSTRUCTIONS
10.1 Reference document. The applicable issue of the documents cited herein, including their approval dates and dates of any
     ------------------
applicable amendments, notices, and revisions, shall be as specified in the contract.
10.2 Document format shall be in accordance with ANSI/NISO Z39.18 Scientific and Technical Reports -- Elements, Organization, and
Design.
10.3 Document content shall be clearly written, describe accomplishments and other facts adequately with no technical errors, and be acceptable for release. If marked unclassified, unlimited, they should be accompanied by a letter certifying that the documents have been cleared for public release and sale, to include foreign nationals.

-----------------------------------------------------------------------------------------------------------------------------------
11. DISTRIBUTION STATEMENT
Distribution Statement A: Approved for public release; distribution is unlimited.

-----------------------------------------------------------------------------------------------------------------------------------
DD FORM 1664, AUG 96 (EG)                             PREVIOUS EDITION MAY BE USED.                           Page 1 of 1 Pages

-----------------------------------------------------------------------------------------------------------------------------------
                CONTRACT DATA REQUIREMENTS LIST                                                          Original Form Approved
                       (1 Data Item)                                                                     OM8 No. 0704-0188
-----------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA. 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.                    B. EXHIBIT                            C. CATEGORY:

    0006AA                                        I                                 TDP     TM       OTHER        MISC
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                   E. CONTRACT/PR NO.                               F. CONTRACTOR

        PHASE II SBIR                            TBD                                              Irvine Sensors Corp.
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.             2. TITLE OF DATA ITEM                                                3. SUBTITLE

     A005                    Scientific and Technical Report                                      UFPA Report
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)     5. CONTRACT REFERENCE                               6. REQUIRING OFFICE

       DI-MISC-80711A                                      SOW                                            AMSEL-RD-NV-ST-IR
------------------------------------------------------------------------------------------------------------------------------------
7. DO 250 REQ            9. DIST STATEMENT REQUIRED       10. FREQUENCY    12. DATE OF FIRST        14.      DISTRIBUTION
                                                                           SUBMISSION              ---------------------------------
      DD                                                        ONE/P         SEE BLK 16                              b. COPIES
------------------------                                ----------------------------------------------------------------------------
8. APP CODE                          D                    11. AS OF DATE   13. DATE OF SUBSEQUENT
                                                                           SUBMISSION              a. ADDRESSEE   Draft     Final
                                                                                                                         ---------
      A                                                          N/A          SEE BLK 16                                 Reg   Repro
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   AMSEL-RD-NV-ST-IR  1   1      0

16. REMARKS:
Documentation is to be prepared in contractor format.

Draft report due via letter of transmittal NLT 45 days prior to the end of the technical effort. Government requires 21 days for review and comment.

BLOCK 9: Distribution Statement D - Distribution authorized to the Department of Defense and DoD contractors only. Reason: To protect technical/operational data or information.
Other requests shall be referred to AMSEL-RD-NV-ST-IR.

                                                                                                  ----------------------------------
                                                                                                   15. TOTAL        1     1      0
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                         H. DATE                    I. APPROVED BY                                 J. DATE
/s/ GWENDOLYN NEWSOME                                             /s/ SHIRLEY J. MATTHEWS
GWENDOLYN NEWSOME                                                 SHIRLEY J. MATTHEWS
Project Ldr, ST-IR, NVESD              20 Aug 01                  Acquisition Advisor, NVESD                     8/20/01
------------------------------------------------------------------------------------------------------------------------------------
Based upon DD Form 1423-1, 1 Jun 90
                                         FRAB Validated:         N/A
                                                         ------------------

                                                            Exhibit J
------------------------------------------------------------------------------------------------------------------------------------
                           DATA ITEM DESCRIPTION                                                            Form Approved
                                                                                                          OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimates or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate
for Information Operations and Reports (0704-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents
should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for falling to comply with a collection of information if it does not display a currently valid OMB control number. PLEASE DO NOT RETURN YOUR FORM TO THE
ABOVE ADDRESS.
------------------------------------------------------------------------------------------------------------------------------------
1. TITLE                                                                                      2. IDENTIFICATION NUMBER

Scientific and Technical Reports                                                              DI-MISC-80711A
------------------------------------------------------------------------------------------------------------------------------------
3. DESCRIPTION/PURPOSE
3.1 Scientific and Technical Reports document and disseminate the precise nature and results of analytical studies, research, development, test and evaluation (RDT&E) on an assigned task(s) to the analytical, scientific, technical and management community.
Scientific and Technical Reports, may be definitive for the subject presented, exploratory in nature, or an evaluation of critical subsystem or of technical problems.

------------------------------------------------------------------------------------------------------------------------------------
4. APPROVAL DATE              5. OFFICE OF PRIMARY RESPONSIBILITY (OPR)           6a. DTIC APPLICABLE    6b. GIDEP APPLICABLE
    (YYYYMMDD)

         20000121                          L/DD                                            X
------------------------------------------------------------------------------------------------------------------------------------
7. APPLICATION/INTERRELATIONSHIP
7.1 This DID contains the format requirements and preparation instructions for the information product generated by the specific and discrete task requirement as delineated in the contract.
7.2 This DID is applicable to the elements, organization and design of technical publications.
7.3 This DID supersedes UDI-S-23272C, DI-S-4057, DI-S-3591A, and DI-MISC-80711.
7.4 Defense Technical Information Center (DTIC), 8725 John J. Kingman Rd., Ste. 0944, Ft. Belvoir, VA 22060-6218

------------------------------------------------------------------------------------------------------------------------------------
8. APPROVAL LIMITATION                        9a. APPLICABLE FORMS                               9b. AMSC NUMBER
                                              SF 298                                                    L7382
------------------------------------------------------------------------------------------------------------------------------------
10. PREPARATION INSTRUCTIONS
10.1 Reference document. The applicable issue of the documents cited herein, including their approval dates and dates of any
     ------------------
applicable amendments, notices, and revisions, shall be as specified in the contract.
10.2 Document format shall be in accordance with ANSI/NISO Z39. 18 Scientific and Technical Reports -- Elements, Organization, and
Design.
10.3 Document content shall be clearly written, describe accomplishments and other facts adequately with no technical errors, and be acceptable for release. If marked unclassified, unlimited, they should be accompanied by a letter certifying that the documents have been cleared for public release and sale, to include foreign nationals.

------------------------------------------------------------------------------------------------------------------------------------
11. DISTRIBUTION STATEMENT
Distribution Statement A: Approved for public release; distribution is unlimited.

------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1664, AUG 96 (EG)                               PREVIOUS EDITION MAY BE USED.                        Page 1 of 1 Pages

-----------------------------------------------------------------------------------------------------------------------------------
                CONTRACT DATA REQUIREMENTS LIST                                                          Original Form Approved
                       (1 Data Item)                                                                     OMB No. 0704-0188
-----------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA, 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0186), Washington, DC 20503, Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.                    B. EXHIBIT                            C. CATEGORY:

      0006AB                                      K                                 TDP     TM       OTHER        MISC
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                   E. CONTRACT/PR NO.                               F. CONTRACTOR
        PHASE II SBIR                            TBD                                              Irvine Sensors Corp.
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.             2. TITLE OF DATA ITEM                                                3. SUBTITLE
     A006                    Scientific and Technical Report                                      IR Camera Test Report
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)     5. CONTRACT REFERENCE                               6. REQUIRING OFFICE
       DI-MISC-80711A                                      SOW                                             AMSEL-RD-NV-ST-IR
------------------------------------------------------------------------------------------------------------------------------------
7. DO 250 REQ            9. DIST STATEMENT REQUIRED       10. FREQUENCY    12. DATE OF FIRST        14.       DISTRIBUTION
                                                                           SUBMISSION             ----------------------------------
      DD                                                        ONE/P         SEE BLK 16                               b. COPIES
------------------------                                -----------------------------------------                 ------------------
8. APP CODE                          D                    11. AS OF DATE   13. DATE OF SUBSEQUENT
                                                                           SUBMISSION               a. ADDRESSEE   Draft     Final
                                                                                                                         -----------
      A                                                          N/A            SEE BLK 16                               Reg   Repro
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    AMSEL-RD-NV-ST-IR  1    1      0
16. REMARKS:
Documentation is to be prepared in contractor format.

Draft report due via letter of transmittal NLT 45 days prior to the end of the technical effort. Government requires 21 days for review and comment.

The contractor shall furnish an IR Camera User manual
-------------------------.

BLOCK 9: Distribution Statement D - Distribution authorized to the Department of Defense and DoD contractors only. Reason: To protect technical/operational data or information.
Other requests shall be referred to AMSEL-RD-NV-ST-IR.

                                                                                                 -----------------------------------
                                                                                                   15. TOTAL           1    2      0
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                         H. DATE                    I. APPROVED BY                                 J. DATE
/s/ GWENDOLYN NEWSOME                                             /s/ SHIRLEY J. MATTHEWS
GWENDOLYN NEWSOME                                                 SHIRLEY J. MATTHEWS
Project Ldr, ST-IR, NVESD              20 Aug 01                  Acquisition Advisor, NVESD                     8/20/01
------------------------------------------------------------------------------------------------------------------------------------
Based upon DD Form 1423-1, 1 Jun 90
                                         FRAB Validated:         N/A
                                                         ------------------

                                                            Exhibit L
------------------------------------------------------------------------------------------------------------------------------------
                           DATA ITEM DESCRIPTION                                                            Form Approved
                                                                                                          OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimates or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate
for Information Operations and Reports (0704-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents
should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for falling to comply with a collection of information if it does not display a currently valid OMB control number. PLEASE DO NOT RETURN YOUR FORM TO THE
ABOVE ADDRESS.
------------------------------------------------------------------------------------------------------------------------------------
1. TITLE                                                                                      2. IDENTIFICATION NUMBER

Scientific and Technical Reports                                                              DI-MISC-80711A
------------------------------------------------------------------------------------------------------------------------------------
3. DESCRIPTION/PURPOSE
3.1 Scientific and Technical Reports document and disseminate the precise nature and results of analytical studies, research, development, test and evaluation (RDT&E) on an assigned task(s) to the analytical, scientific, technical and management community.
Scientific and Technical Reports, may be definitive for the subject presented, exploratory in nature, or an evaluation of critical subsystem or of technical problems.

------------------------------------------------------------------------------------------------------------------------------------
4. APPROVAL DATE              5. OFFICE OF PRIMARY RESPONSIBILITY (OPR)           6a. DTIC APPLICABLE      6b. GIDEP APPLICABLE
    (YYYYMMDD)

        20000121                                 L/DD                                       X
------------------------------------------------------------------------------------------------------------------------------------
7. APPLICATION/INTERRELATIONSHIP
7.1 This DID contains the format requirements and preparation instructions for the information product generated by the specific and discrete task requirement as delineated in the contract.
7.2 This DID is applicable to the elements, organization and design of technical publications.
7.3 This DID supersedes UDI-S-23272C, DI-S-4057, DI-S-3591A, and DI-MISC-80711.
7.4 Defense Technical Information Center (DTIC), 8725 John J. Kingman Rd., Ste. 0944, Ft. Belvoir, VA 22060-6218

------------------------------------------------------------------------------------------------------------------------------------
8. APPROVAL LIMITATION                        9a. APPLICABLE FORMS                                 9b. AMSC NUMBER

                                              SF 298                                                      L7382
------------------------------------------------------------------------------------------------------------------------------------
10. PREPARATION INSTRUCTIONS
10.1 Reference document. The applicable issue of the documents cited herein, including their approval dates and dates of any
     ------------------
applicable amendments, notices, and revisions, shall be as specified in the contract.
10.2 Document format shall be in accordance with ANSI/NISO Z39. 18 Scientific and Technical Reports -- Elements, Organization, and
Design.
10.3 Document content shall be clearly written, describe accomplishments and other facts adequately with no technical errors, and be acceptable for release. If marked unclassified, unlimited, they should be accompanied by a letter certifying that the documents have been cleared for public release and sale, to include foreign nationals.

------------------------------------------------------------------------------------------------------------------------------------
11. DISTRIBUTION STATEMENT
Distribution Statement A: Approved for public release; distribution is unlimited.

------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1664, AUG 96 (EG)                               PREVIOUS EDITION MAY BE USED.                        Page 1 of 1 Pages